                       THE INVESTMENT COMPANY OF AMERICA

                                     Part B
                      Statement of Additional Information

                               February 15, 2002
                          (as amended August 15, 2002)


This document is not a prospectus but should be read in conjunction with the current prospectus of The Investment Company of America (the "fund" or "ICA") dated February 15, 2002. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                       The Investment Company of America
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                 (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employer for details.


                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        4
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . .        7
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       24
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       29
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       32
Sales Charge Reductions and Waivers . . . . . . . . . . . . . . . .       35
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       39
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       39
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       40
Shareholder Account Services and Privileges . . . . . . . . . . . .       42
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       45
General Information . . . . . . . . . . . . . . . . . . . . . . . .       46
Class A Share Investment Results and Related Statistics . . . . . .       47
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       50
Financial Statements




                   The Investment Company of America - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


GENERAL GUIDELINE

..    The fund may only invest in securities included on its eligible list (does not apply to securities issued or guaranteed by the U.S. Government).

DEBT SECURITIES

..    The fund's investments in debt securities will generally consist of investment grade securities. The fund may, however, invest up to 5% of its assets in straight debt securities rated Ba and BB or below by Moody's Investors Service, Inc. or Standard & Poor's Corporation or unrated but determined to be of equivalent quality.

NON-U.S. SECURITIES

..    The fund may invest up to 15% of its securities in issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index.

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives, Strategies and Risks."


EQUITY SECURITIES - Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions.


DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general, their prices decline when interest rates rise and increase when interest rates fall.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stock automatically convert into common stock. The prices and yields of non-convertible preferred stock generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


                   The Investment Company of America - Page 2

Convertible bonds, convertible preferred stock, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities, prior to conversion, pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


U.S. TREASURY AND AGENCY SECURITIES - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


U.S. agency securities include those issued by certain U.S. government instrumentalities and certain federal agencies. These securities are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Tennessee Valley Authority, and Federal Farm Credit Bank System.


INVESTING IN VARIOUS COUNTRIES - Investing outside the U.S. involves special risks, caused by, among other things: currency controls and fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.


Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.


CURRENCY TRANSACTIONS - The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract


                   The Investment Company of America - Page 3 agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect the character and timing of income, gain or loss recognized by the fund for U.S. federal income tax purposes.


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


CASH AND CASH EQUIVALENTS - These securities include: (i) commercial paper (e.g., short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/ corporation sponsored conduits (asset-backed commercial paper)), (ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


These restrictions (which do not apply to the purchase of securities issued or guaranteed by the U.S. Government) provide that the fund shall make no investment:


Which involves promotion or business management by the fund;


In any security about which reliable information is not available with respect to the history, management, assets, earnings, and income of the issuer;


                   The Investment Company of America - Page 4

If the investment would cause more than 5% of the value of the total assets of the fund, as they exist at the time of investment, to be invested in the securities of any one issuer;


If the investment would cause more than 20% of the value of the total assets of the fund to be invested in the securities in any one industry;


If the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer, provided that this restriction shall apply as to 75% of the fund's total assets; or


In any security which has not been placed on the fund's Eligible List. (See the prospectus).


The fund is not permitted to buy securities on margin, sell securities short, borrow money, or to invest in real estate. (Although it has not been the practice of the fund to make such investments (and it has no current intention of doing so at least for the next 12 months), the fund may invest in the securities of real estate investment trusts.)


The fund has also adopted other fundamental policies which cannot be changed without shareholder approval. These policies require the fund not to:


Concentrate its investment in any particular industry or group of industries. Some degree of concentration may occur from time to time (within the 20% limitation of the Certificate of Incorporation) as certain industries appear to present desirable fields for investment.


Engage generally in the making of loans. Although the fund has reserved the right to make loans to unaffiliated persons subject to certain restrictions, including requirements concerning collateral and amount of any loan, no loans have been made since adoption of this fundamental policy more than 50 years ago.


Act as underwriter of securities issued by others, engage in distribution of securities for others, engage in the purchase and sale of commodities or commodity contracts, borrow money, invest in real estate, or make investments in other companies for the purpose of exercising control or management.


Pledge, encumber or assign all or any part of its property and assets as security for a debt.


Invest in the securities of other investment companies.


Notwithstanding the restriction on investing in the securities of other investment companies, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.


NON-FUNDAMENTAL POLICIES - The following non-fundamental policies may be changed without shareholder approval:


Purchase and sell securities for short-term profits; however, securities will be sold without regard to the time that they have been held whenever investment judgement makes such action seem advisable.


                   The Investment Company of America - Page 5

Purchase or retain the securities of any issuer if those officers and directors of the fund or the Investment Adviser who own beneficially more than one half of 1% of such issuer together own more than 5% of the securities of such issuer.


Invest in securities of companies which, with their predecessors, have a record of less than three years' continuous operations.


Invest in puts, calls, straddles, spreads or any combination thereof.


Purchase partnership interests in oil, gas or mineral exploration, drilling or mining ventures.


Invest in excess of 10% of the market value of its total assets in securities which may require registration under the Securities Act of 1933 prior to sale by the fund (restricted securities), or other securities that are not readily marketable.


                   The Investment Company of America - Page 6

                             MANAGEMENT OF THE FUND


                                     YEAR FIRST                                    NUMBER OF BOARDS
                        POSITION      ELECTED         PRINCIPAL OCCUPATION(S)       WITHIN THE FUND
                        WITH THE     A DIRECTOR               DURING              COMPLEX/2/ ON WHICH  OTHER DIRECTORSHIPS/3/ HELD
    NAME AND AGE          FUND     OF THE FUND/1/          PAST 5 YEARS             DIRECTOR SERVES            BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 Louise H. Bryson       Director        1999        Executive Vice President,              1            None
 Age: 57                                            Distribution and Business
                                                    Development Lifetime
                                                    Television;
                                                    Director and former
                                                    Chairman of
                                                    the Board, KCET - Los
                                                    Angeles
                                                    Public Television Station;
                                                    former
                                                    Senior Vice President, fx
                                                    Networks, Inc: Fox Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Malcolm R. Currie      Director        1992        Chairman of the Board and              1            Enova Systems; Inamed
 Age: 74                                            Chief                                               Corp.; LSI Logic
                                                    Executive Officer, Currie                           Corporation
                                                    Technologies, Inc.;
                                                    Chairman
                                                    Emeritus, Hughes Aircraft
                                                    Company; former Chairman of
                                                    the
                                                    Board of Trustees,
                                                    University of
                                                    Southern California
-----------------------------------------------------------------------------------------------------------------------------------
 Mary Anne Dolan        Director        2000        Founder and President,                 3            None
 Age: 54                                            M.A.D.,
                                                    Inc. (communications
                                                    company);
                                                    Former Editor-in-Chief Los
                                                                           ---
                                                    Angeles Herald Examiner
                                                    -----------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Martin Fenton          Director        2000        Managing Director, Senior             16            None
 Age: 66                                            Resource Group LLC
                                                    (development and management
                                                    of
                                                    senior living communities)
-----------------------------------------------------------------------------------------------------------------------------------
 Claudio X. Gonzalez    Director        2001        Chairman and Chief                     2            Banco Nacional de Mexico;
 Laporte                                            Executive                                           Grupo Carso; Grupo
 Age: 67                                            Officer, Kimberly Clark de                          Industrial Alfa; Telefonos
                                                    Mexico,                                             de
                                                    SA                                                  Mexico; Kellogg Company;
                                                                                                        General Electric Company;
                                                                                                        The Home Depot; The Mexico
                                                                                                        Fund
-----------------------------------------------------------------------------------------------------------------------------------
 John G. McDonald       Director        1976        Irwin Financial                        8            Plum Creek Timber Co.;
 Age: 64                                            Corporation; St.                                    Scholastic Corporation;
                                                    Paul Companies                                      iStar
                                                                                                        Financial, Inc.; Varian,
                                                                                                        Inc.;
                                                                                                        Capstone Turbine Corp.
-----------------------------------------------------------------------------------------------------------------------------------
 Bailey Morris-Eck       Director       1993        Senior Associate, Reuters              3            None
 Age: 57                                            Foundation; Senior Fellow,
                                                    Institute for International
                                                    Economics; Consultant, The
                                                                           ---
                                                    Independent of London
                                                    ---------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Richard G. Newman      Director        1996        Chairman and CEO, AECOM               13            Southwest Water Company
 Age: 67                                            Technology Corporation
                                                    (engineering, consulting
                                                    and
                                                    professional services)
-----------------------------------------------------------------------------------------------------------------------------------
 Olin C. Robison        Director        1987        President of the Salzburg              3            None
 Age: 65                                            Seminar; President
                                                    Emeritus,
                                                    Middlebury College
-----------------------------------------------------------------------------------------------------------------------------------
 William J. Spencer     Director        1997        Chairman and Chief                     1            None
 Age: 71                                            Executive
                                                    Officer, SEMATECH (research
                                                    and
                                                    development consortium);
                                                    Trustee, William Jewell
                                                    College;
                                                    Associated Universities,
                                                    Inc.
-----------------------------------------------------------------------------------------------------------------------------------

BOARD OF DIRECTORS AND OFFICERS



                   The Investment Company of America - Page 7

                   The Investment Company of America - Page 8

                                                          PRINCIPAL OCCUPATION(S)
                                         YEAR FIRST               DURING               NUMBER OF BOARDS
                                          ELECTED            PAST 5 YEARS AND           WITHIN THE FUND
                          POSITION       A DIRECTOR           POSITIONS HELD          COMPLEX/2/ ON WHICH   OTHER DIRECTORSHIPS/3/
                          WITH THE     AND/OR OFFICER    WITH AFFILIATED ENTITIES          DIRECTOR                  HELD
     NAME AND AGE           FUND       OF THE FUND/1/  OR THE PRINCIPAL UNDERWRITER    OR OFFICER SERVES    BY DIRECTOR OR OFFICER
-------------------------------------------------------         OF THE FUND
                                                       ----------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4//,//5/
-----------------------------------------------------------------------------------------------------------------------------------
 James B. Lovelace/6/    Senior Vice        1994        Senior Vice President and              2            None
 Age: 45                 President                      Director, Capital Research
                         and                            and
                         Director                       Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Jon B. Lovelace,        Chairman           1953        Chairman Emeritus, Capital             3            None
 Jr./6/                  Emeritus                       Research and Management
 Age: 75                 and                            Company
                         Director
-----------------------------------------------------------------------------------------------------------------------------------
 Donald D. O'Neal        Senior Vice        1994        Senior Vice President,                 2            None
 Age: 41                 President                      Capital
                         and                            Research and Management
                         Director                       Company
-----------------------------------------------------------------------------------------------------------------------------------
 James F. Rothenberg     President          2000        President and Director,                4            None
 Age: 55                 and                            Capital
                         Director                       Research and Management
                                                        Company; Director, American
                                                        Funds Distributors, Inc.*;
                                                        Director,
                                                        American Funds Service
                                                        Company*; Director, The
                                                        Capital
                                                        Group Companies, Inc.*;
                                                        Director
                                                        Capital Guardian Trust
                                                        Company*; Director, Captial
                                                        Group Research, Inc.*;
                                                        Director,
                                                        Capital Management
                                                        Services,
                                                        Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 R. Michael Shanahan     Chairman of        1994        Chairman of the Board and              2            None
 Age: 63                 the Board                      Principal Executive
                         and                            Officer,
                         Principal                      Capital Research and
                         Executive                      Management Company;
                         Officer                        Director,
                                                        American Funds
                                                        Distributors,
                                                        Inc.*; Director, The
                                                        Capital Group
                                                        Companies, Inc.*; Chairman
                                                        of
                                                        the Board, Capital
                                                        Management
                                                        Services, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------



                   The Investment Company of America - Page 9

                                                                                    PRINCIPAL OCCUPATION(S) DURING
                               POSITION         YEAR FIRST ELECTED                  PAST 5 YEARS AND POSITIONS HELD
                               WITH THE             AN OFFICER                         WITH AFFILIATED ENTITIES
     NAME AND AGE                FUND             OF THE FUND/1/               OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Gregg E. Ireland       Senior Vice President          1994         Senior Vice President, Capital Research and Management Company
 Age: 52
-----------------------------------------------------------------------------------------------------------------------------------
 Joyce E. Gordon            Vice President             1998         Senior Vice President, Capital Research Company*
 Age: 45
-----------------------------------------------------------------------------------------------------------------------------------
 Anne M. Llewellyn          Vice President             1984         Associate, Capital Research and Management Company
 Age: 54
-----------------------------------------------------------------------------------------------------------------------------------
 Vincent P. Corti             Secretary                1994         Vice President - Fund Business Management Group, Capital
 Age: 45                                                            Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Thomas M. Rowland            Treasurer                1998         Senior Vice President, Capital Research and Management
 Age: 60                                                            Company; Director, American Funds Service Company*
-----------------------------------------------------------------------------------------------------------------------------------
 R. Marcia Gould         Assistant Treasurer           1993         Vice President - Fund Business Management Group, Capital
 Age: 47                                                            Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Anthony W. Hynes,       Assistant Treasurer           1998         Vice President - Fund Business Management Group, Capital
 Jr.                                                                Research and Management Company
 Age: 39
-----------------------------------------------------------------------------------------------------------------------------------




                  The Investment Company of America - Page 10

* Company affiliated with Capital Research and Management Company.
1 Directors and officers of the fund are elected annually.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 This includes all directorships (other than those in the American Funds Group) that are held by each director as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities
  (including the fund's principal underwriter).
5 All of the officers listed, with the exception of Anne M. Llewellyn and Thomas
  M. Rowland, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.
6 James B. Lovelace is the son of Jon B. Lovelace, Jr.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET
- 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.


                  The Investment Company of America - Page 11

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2001

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                         OWNED IN ALL FUNDS
                                                       WITHIN AMERICAN FUNDS
                            DOLLAR RANGE/1/ OF FUND       FAMILY OVERSEEN
           NAME                  SHARES OWNED               BY DIRECTOR
-------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 Louise H. Bryson              $10,001 - $50,000         $10,001 - $50,000
-------------------------------------------------------------------------------
 Malcolm R. Currie               Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 Mary Anne Dolan                 Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 Martin Fenton                   Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 Claudio X. Gonzalez          $50,001 - $100,000         $50,001 - $100,000
 Laporte
-------------------------------------------------------------------------------
 John G. McDonald                Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 Bailey Morris-Eck            $50,001 - $100,000         $50,001 - $100,000
-------------------------------------------------------------------------------
 Richard G. Newman               Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 Olin C. Robison                 Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 William J. Spencer              Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 James B. Lovelace             $10,001 - $50,000           Over $100,000
-------------------------------------------------------------------------------
 Jon B. Lovelace, Jr.            Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 Donald D. O'Neal                Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 James F. Rothenberg             Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 R. Michael Shanahan             Over $100,000             Over $100,000
-------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges:  None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for "interested" directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital
  Research and Management Company, or its affiliated entities (including the fund's principal underwriter).

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED DECEMBER 31, 2001

No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Investment Adviser or its affiliates. The fund pays annual fees of $50,000 to Directors who are not affiliated with the Investment Adviser, plus $2,000 for each Board of Directors meeting attended, and $1,000 for each meeting attended as a member of a committee of the Board of Directors.


No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan


                  The Investment Company of America - Page 12 in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser.



                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 Louise H. Bryson               $61,000/3/                        $ 61,000/3/
------------------------------------------------------------------------------------------
 Malcolm R. Currie              $57,000/3/                        $ 57,000/3/
------------------------------------------------------------------------------------------
 Mary Anne Dolan                $61,000                           $ 99,500
------------------------------------------------------------------------------------------
 Martin Fenton                  $59,000                           $183,620
------------------------------------------------------------------------------------------
 Claudio X. Gonzalez            $14,500/3/                        $ 24,500/3/
 Laporte
------------------------------------------------------------------------------------------
 John G. McDonald               $80,000/3/                        $256,500/3/
------------------------------------------------------------------------------------------
 Bailey Morris-Eck              $58,000                           $ 98,500
------------------------------------------------------------------------------------------
 Richard G. Newman              $64,500/3/                        $118,620/3/
------------------------------------------------------------------------------------------
 Olin C. Robison                $66,000/3/                        $107,500/3/
------------------------------------------------------------------------------------------
 William J. Spencer             $75,000/3/                        $ 75,000/3/
------------------------------------------------------------------------------------------


1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2001 fiscal year for participating Directors is as follows: Louise H. Bryson ($119,823), Malcolm R. Currie ($295,137), Claudio X. Gonzalez Laporte ($15,133), John G. McDonald ($679,137), Richard G. Newman ($0), Olin C. Robison ($122,312) and William J. Spencer ($372,017). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

                      FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation on on August 28, 1933.


All fund operations are supervised by the fund's Board of Directors, which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has several different classes of shares, including classes A, B, C, F, 529-A, 529-B, 529-
C, 529-E and 529-F. The 529 share classes are available only through CollegeAmerica to


                  The Investment Company of America - Page 13 investors establishing qualified higher education savings accounts through CollegeAmerica. The shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note,

CollegeAmerica account owners are technically not shareholders of the fund and accordingly, do not have the rights of a shareholder, including the right to vote any proxies relating to fund shares.


The fund holds annual meetings of shareholders for the purpose of electing directors. Significant matters which require shareholder approval, such as a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


COMMITTEES OF THE BOARD OF DIRECTORS

The fund has an Audit Committee comprised of Louise H. Bryson, Mary Anne Dolan, Martin Fenton, John G. McDonald, Bailey Morris-Eck, Richard G. Newman,
Olin C. Robison and William J. Spencer, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee oversees the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent accountants and the full Board of Directors. There were two Audit Committee meetings held during the 2001 fiscal year.


The fund has a Contracts Committee comprised of Louise H. Bryson, Malcom R. Currie, Mary Anne Dolan, Martin Fenton, Claudio X. Gonzalez Laporte, John
G. McDonald, Bailey Morris-Eck, Richard G. Newman, Olin C. Robison and
William J. Spencer, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its Investment Adviser or the Investment Adviser's affiliates, such as the investment advisory and service agreement, principal underwriting agreement, and plans of distribution under rule 12b-1, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. There was one Contracts Committee meeting during the 2001 fiscal year.


The fund has a Nominating Committee comprised of Louise H. Bryson, John G. McDonald and Olin C. Robison, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates candidates for independent directors and Advisory Board members to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions
                  The Investment Company of America - Page 14 must be sent in writing to the Nominating Committee of the fund, c/o the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. There were four Nominating Committee meetings during the 2001 fiscal year.


The fund has a Proxy Committee comprised of John G. McDonald, Richard G. Newman and William J. Spencer, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. Donald D. O'Neal is also a member of the Committee and may technically be deemed an "interested person" of the fund due to his affiliation with the Investment Adviser. The Committee's functions include establishing and reviewing procedures and policies for voting of proxies of companies held in the fund's portfolio, making determinations with regard to certain contested proxy voting issues, and discussing related current issues. There were five Proxy Committee meetings during the 2001 fiscal year.


                  The Investment Company of America - Page 15

                             ADVISORY BOARD MEMBERS

The Board of Directors has established an Advisory Board whose members are, in the judgment of the Directors, highly knowledgeable about world political and economic matters. In addition to holding meetings with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, consult from time to time with the Investment Adviser, primarily with respect to world trade and business conditions. Members of the Advisory Board, however, possess no authority or responsibility with respect to the fund^s investments or management. The chart below sets out additional information about the Advisory Board Members.



                           YEAR FIRST                                             NUMBER OF BOARDS
                           ELECTED AN                                              WITHIN THE FUND
                     ADVISORY BOARD MEMBER     PRINCIPAL OCCUPATION(S) DURING    COMPLEX/1/ ON WHICH
   NAME AND AGE           OF THE FUND                   PAST 5 YEARS                MEMBER SERVES      OTHER DIRECTORSHIPS/2/ HELD
-----------------------------------------------------------------------------------------------------------------------------------
 Thomas M. Crosby,            1995            Partner, Faegre & Benson (law               1            None
 Jr.                                          firm)
 Age: 63
-----------------------------------------------------------------------------------------------------------------------------------
 Ellen H. Goldberg            1998            President, Santa Fe Institute;              1            None
 Age: 56                                      Research Professor, University
                                              of New Mexico
-----------------------------------------------------------------------------------------------------------------------------------
 William H. Kling             1985            President, Minnesota Public                 6            Irwin Financial Corporation;
 Age: 59                                      Radio;                                                   St. Paul Companies
                                              President, Greenspring Co.;
                                              President, American Public Media
                                              Group
-----------------------------------------------------------------------------------------------------------------------------------
 Farzad Nazem                 2000            Chief Technology Officer, Yahoo!            1            None
 Age: 40                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Robert J. O'Neill            1988            Chairman of the Council;                    3            The "Shell" Transport and
 Age: 65                                      Australian                                               Trading Company, plc
                                              Strategic Policy Institute;
                                              Adjunct
                                              Professor in Strategic and
                                              Defense
                                              Studies Center, Australian
                                              National
                                              University; former Chichele
                                              Professor
                                              of the History of War; and
                                              former
                                              Fellow, All Souls College,
                                              University of
                                              Oxford
-----------------------------------------------------------------------------------------------------------------------------------
 Norman R. Weldon             1977            Managing Director, Partisan                 3            Novoste Corporation
 Age: 66                                      Management Group, Inc.; former
                                              Chairman of the Board, Novoste
                                              Corporation
-----------------------------------------------------------------------------------------------------------------------------------




                  The Investment Company of America - Page 16

1 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
2 This includes all directorships (other than those in the American Funds Group) that are held by each Advisory Board member as a director of a public company or a registered investment company.

THE ADDRESS FOR ALL ADVISORY BOARD MEMBERS IS THE OFFICE OF THE FUND, 333 SOUTH HOPE STREET - 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.


                  The Investment Company of America - Page 17

ADVISORY BOARD MEMBER COMPENSATION PAID DURING THE FISCAL YEAR ENDED DECEMBER
31,
2001

The fund pays fees of $5,500 per annum to Advisory Board members who are not affiliated with the Investment Adviser, plus $1,500 for each meeting attended in conjunction with meetings with the Board of Directors.


No pension or retirement benefits are accrued as part of fund expenses. The Advisory Board Members may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Advisory Board Members who are not affiliated with the fund.



                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 Thomas M. Crosby,              $ 8,500                           $  8,500
 Jr.
------------------------------------------------------------------------------------------
 Ellen H. Goldberg              $10,000                           $ 10,000
------------------------------------------------------------------------------------------
 William H. Kling               $10,000/3/                        $117,500/3/
------------------------------------------------------------------------------------------
 Farzad Nazem                   $ 8,500                           $  8,500
------------------------------------------------------------------------------------------
 Robert J. O'Neill              $ 8,500                           $ 46,500
------------------------------------------------------------------------------------------
 Norman R. Weldon               $10,000/3/                        $ 47,000/3/
------------------------------------------------------------------------------------------


1 Amounts may be deferred by eligible Advisory Board members under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designed by the Advisory Board member.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended December 31, 2001 for participating Advisory Board members is as follows: William H. Kling ($63,661). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Advisory Board member.

As of January 15, 2002, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


                  The Investment Company of America - Page 18

INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $350 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until April 30, 2003, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


In determining whether to renew the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the Investment Adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors. At its most recent meeting, the Committee considered a number of factors in recommending renewal of the existing Agreement, including the quality of services provided to the fund, fees and expenses borne by the fund, and financial results of the Investment Adviser.


Members of the Committee discussed the quality of services provided to the fund and noted that while absolute results were negative during the first ten months of 2001, its results versus its peers were favorable during that period as well as for longer periods of time. The Committee recognized that the fund's research-based long-term approach enabled it to resist the overall stock market weakness during the year and that the fund had not had a negative return since 1977. The Committee considered the quality and depth of the Investment Adviser's organization in general and of the investment professionals currently providing services to the fund.


                  The Investment Company of America - Page 19

The Committee observed the fund's expenses for the most recent fiscal year and earlier periods compared favorably to its peer group. The Committee also considered steps taken in recent years by the Investment Adviser to help control transfer agent expenses borne by the fund.


Based on their review, the Committee and the Board concluded that the advisory fees and other expenses of the fund are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received reasonable value in return for paying such fees and expenses.


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to directors and members of the advisory board unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


As compensation for its services, the Investment Adviser receives a monthly fee which is based on prior month-end net assets, calculated at the annual rate of 0.39% on the first $1 billion of net assets, plus 0.336% on net assets over $1 billion to $2 billion, plus 0.30% on net assets over $2 billion to $3 billion, plus 0.276% on net assets over $3 billion to $5 billion, plus 0.258% on net assets over $5 billion to $8 billion, plus 0.246% on net assets over $8 billion to $13 billion, plus 0.24% on net assets over $13 billion to $21 billion, plus 0.234% on net assets over $21 billion to $34 billion, plus 0.231% on net assets over $34 billion to $44 billion, plus 0.228% on net assets over $44 billion to $55 billion, plus 0.225% on net assets over $55 billion to $71 billion, plus 0.222% on net assets in excess of $71 billion.


The Agreement provides for a management fee reduction to the extent that the annual ordinary operating expenses of the fund's Class A shares exceed 1 1/2% of the first $30 million of the net assets of the fund and 1% of the average net assets in excess thereof.


Expenses which are not subject to these limitations are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies are accounted for as capital items and not as expenses. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding this limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


For the fiscal years ended 2001, 2000, and 1999, the Investment Adviser received from the fund advisory fees of $134,899,000, $135,760,000, and $127,846,000, respectively.


                  The Investment Company of America - Page 20

ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the Investment Adviser relating to the fund's Class C, F and 529 shares will continue in effect until April 30, 2003, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of the fund's Class C and F shares, and all Class 529 shares. The Investment Adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the activities performed by third parties providing such services.


As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The Investment Adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets of each respective applicable share class.


Administrative service fees paid for Class C and F shares for the fiscal period ended 2001 were $444,000 and $127,000, respectively.


PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529A sales charge remaining after the allowances by the Principal
Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and 529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares. For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class


                  The Investment Company of America - Page 21

529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares.


Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR

                                           FISCAL YEAR/PERIOD       REVENUE          COMPENSATION
---------------------------------------------------------------
                                                               OR FEES RETAINED       TO DEALERS
                                                               --------------------------------------
                 CLASS A                          2001            $25,295,000        $123,707,000
                                                  2000            $19,507,000        $ 94,128,000
                                                  1999            $23,548,000        $118,979,000
-----------------------------------------------------------------------------------------------------
                 CLASS B                          2001            $ 7,031,000        $ 37,823,000
                                                  2000            $ 2,854,000        $ 17,424,000
-----------------------------------------------------------------------------------------------------


The fund has adopted Plans of Distribution (the "Plans"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include: shareholder services; savings to the fund in transfer agency costs; savings to the fund in advisory fees and other expenses; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (i) for Class A shares, up to 0.25% of its average daily net assets attributable to Class A shares; (ii) for Class 529-A shares, up to 0.50% of its average daily net assets attributable to Class 529-A shares; (iii) for Class B and 529-B shares, 1.00% of its average daily net assets attributable to Class B and 529-B shares, respectively; (iv) for Class C and 529-C shares, 1.00% of its average daily net assets attributable to Class C and 529-C shares, respectively; (v) for Class 529-E shares, up to 0.75% of its average daily net assets attributable to Class 529-E shares; and (vi) for Class F and 529-F shares, up to 0.50% of its average daily net assets attributable to Class F and 529-F shares, respectively.


                  The Investment Company of America - Page 22

For Class A and 529-A shares, (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under the fund's Class A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares, in excess of the Class A and 529-A Plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable.


For Class B and 529-B shares, (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C and 529-C shares, (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class 529-E shares, (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class F and 529-F shares, 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers. Currently, no compensation is paid under the fund's Class F and 529-F Plans for distribution-related expenses.


During the 2001 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                               12B-1 EXPENSES            12B-1 LIABILITY

--------------------------        ACCRUED                  OUTSTANDING
                          ----------------------------------------------------
        CLASS A                 $126,552,000                $9,221,000
------------------------------------------------------------------------------
        CLASS B                 $  8,451,000                $1,063,000
------------------------------------------------------------------------------
        CLASS C                 $  1,752,000                $  377,000
------------------------------------------------------------------------------
        CLASS F                 $    156,000                $   36,000
------------------------------------------------------------------------------


OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently, these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata


                  The Investment Company of America - Page 23 share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is the interest of shareholders to distribute a lesser amount.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus.


                  The Investment Company of America - Page 24

Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividend and capital gain distributions by 529 share classes will be automatically reinvested.


     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross


                  The Investment Company of America - Page 25 income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by a fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as short-term capital gain.


     Dividend and interest income received by the fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will


                  The Investment Company of America - Page 26 be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION - In January of each year, individual shareholders of the fund will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund. Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


Redemptions of shares, including exchanges for shares of another American Fund, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification


                  The Investment Company of America - Page 27 number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE COLLEGEAMERICA PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO COLLEGEAMERICA ACCOUNTS.


                  The Investment Company of America - Page 28

                               PURCHASE OF SHARES


        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Purchase           $50 minimum (except where a
                        Minimums" for initial   lower minimum is noted under
                        investment minimums.    "Purchase Minimums").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made, has
                        a sales agreement with
                        American Funds
                        Distributors and is
                        authorized to sell a
                        CollegeAmerica account
                        in the case of 529
                        shares.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open account, then      application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Internet Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By Internet             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open account, then      establish the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Internet Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call 800/421-0180 to    Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company
                        a/c# 4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------



The fund and the Principal Underwriter reserve the right to reject any purchase order. Generally, Class F shares are generally only available to fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers. Class B and C shares are generally not available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, and money purchase pension and


                  The Investment Company of America - Page 29 profit sharing plans. Class 529 shares may be purchased by investors only through CollegeAmerica accounts. Class 529-E shares may only be purchased by investors participating in CollegeAmerica through an eligible employer plan. Class R-5 shares of the fund are available to clients of the Personal Investment Management Group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts. In addition, the state tax-exempt funds are only offered in certain states, and tax-exempt funds in general should not serve as retirement plan investments.


PURCHASE MINIMUMS - The minimum initial investment for all funds in The American Funds Group, except the money market funds and the state tax-exempt funds, is $250. The minimum initial investment for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America, and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, and The Tax-Exempt Fund of Virginia) is $1,000. Purchase minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. The minimum is $50 for additional investments (except for retirement plan payroll deductions as noted above).


PURCHASE MAXIMUM FOR CLASS B SHARES - The maximum purchase order for Class B shares for all American Funds is $100,000. Direct purchases of Class B shares of The Cash Management Trust of America are not permitted; shares may be acquired only by exchanging from Class B shares of other American Funds. For investments above $100,000, Class A shares are generally a less expensive option over time due to sales charge reductions or waivers.


PURCHASE MAXIMUM FOR CLASS C SHARES - The maximum purchase order for Class C shares for all American Funds is $500,000. Direct purchases of Class C shares of The Cash Management Trust of America are not permitted; shares may be acquired only by exchanging from Class C shares of other American Funds.


FUND NUMBERS - Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/ (see description below):

                                                                   FUND NUMBERS
                                                      ----------------------------------------
FUND                                                  CLASS A   CLASS B   CLASS C    CLASS F
----------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . . . . .     002       202       302        402
American Balanced Fund/(R)/ . . . . . . . . . . . .     011       211       311        411
American Mutual Fund/(R)/ . . . . . . . . . . . . .     003       203       303        403
Capital Income Builder/(R)/ . . . . . . . . . . . .     012       212       312        412
Capital World Growth and Income Fund/SM/  . . . . .     033       233       333        433
EuroPacific Growth Fund/(R)/  . . . . . . . . . . .     016       216       316        416
Fundamental Investors/SM/ . . . . . . . . . . . . .     010       210       310        410
The Growth Fund of America/(R)/ . . . . . . . . . .     005       205       305        405
The Income Fund of America/(R)/ . . . . . . . . . .     006       206       306        406
The Investment Company of America/(R)/  . . . . . .     004       204       304        404
The New Economy Fund/(R)/ . . . . . . . . . . . . .     014       214       314        414
New Perspective Fund/(R)/ . . . . . . . . . . . . .     007       207       307        407
New World Fund/SM/  . . . . . . . . . . . . . . . .     036       236       336        436
SMALLCAP World Fund/(R)/  . . . . . . . . . . . . .     035       235       335        435
Washington Mutual Investors Fund/SM/  . . . . . . .     001       201       301        401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/ . . .     040       240       340        440
American High-Income Trust/SM/  . . . . . . . . . .     021       221       321        421
The Bond Fund of America/SM/  . . . . . . . . . . .     008       208       308        408
Capital World Bond Fund/(R)/  . . . . . . . . . . .     031       231       331        431
Intermediate Bond Fund of America/SM/ . . . . . . .     023       223       323        423
Limited Term Tax-Exempt Bond Fund of America/SM/  .     043       243       343        443
The Tax-Exempt Bond Fund of America/(R)/  . . . . .     019       219       319        419
The Tax-Exempt Fund of California/(R)/* . . . . . .     020       220       320        420
The Tax-Exempt Fund of Maryland/(R)/* . . . . . . .     024       224       324        424
The Tax-Exempt Fund of Virginia/(R)/* . . . . . . .     025       225       325        425
U.S. Government Securities Fund/SM/ . . . . . . . .     022       222       322        422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . . . . .     009       209       309        409
The Tax-Exempt Money Fund of America/SM/  . . . . .     039       N/A       N/A        N/A
The U.S. Treasury Money Fund of America/SM/ . . . .     049       N/A       N/A        N/A
___________
*Available only in certain states.



                  The Investment Company of America - Page 30

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund/(R)/ . .    1011     1211     1311     1511      1411
American Mutual Fund/(R)/ . . .    1003     1203     1303     1503      1403
Capital Income Builder/(R)/ . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund/SM/  . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund/(R)/  .    1016     1216     1316     1516      1416
Fundamental Investors/SM/ . . .    1010     1210     1310     1510      1410
The Growth Fund of America/(R)/    1005     1205     1305     1505      1405
The Income Fund of America/(R)/    1006     1206     1306     1506      1406
The Investment Company of
America/(R)/. . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund/(R)/ . . .    1014     1214     1314     1514      1414
New Perspective Fund/(R)/ . . .    1007     1207     1307     1507      1407
New World Fund/SM/  . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund/(R)/  . . .    1035     1235     1335     1535      1435
Washington Mutual Investors
Fund/SM/  . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust/SM/     1021     1221     1321     1521      1421
The Bond Fund of America/SM/  .    1008     1208     1308     1508      1408
Capital World Bond Fund/(R)/  .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America/SM/ . . . . . . . . . .    1023     1223     1323     1523      1423
U.S. Government Securities
Fund/SM/. . . . . . . . . . . .    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America/(R)/. . . . . . . . . .    1009     1209     1309     1509      1409




                  The Investment Company of America - Page 31

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" above for a listing of the funds.)

                                                                                             DEALER
                                                                     SALES CHARGE AS       COMMISSION
                                                                    PERCENTAGE OF THE:    AS PERCENTAGE
                                                                    ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                                              NET AMOUNT  OFFERING     OFFERING
                                                                   -INVESTED-   PRICE         PRICE
------------------------------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .                                  6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .                                  5.26       5.00          4.25
$50,000 but less than $100,000. .                                    4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .                                   3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .                                    3.63       3.50          2.75
$250,000 but less than $500,000 .                                    2.56       2.50          2.00
$500,000 but less than $750,000 .                                    2.04       2.00          1.60
$750,000 but less than $1 million                                    1.52       1.50          1.20

 $1 million or more. . . . . . . .                none    none   (see below)
------------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a CDSC. 403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.


                  The Investment Company of America - Page 32

A transfer from the Virginia Prepaid Education Program or the Virginia Education Savings Trust to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.


In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4)  insurance company separate accounts;

(5)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(6) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

(7) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, as determined by a Vice President or more senior officer of the Capital Research and Management Company Fund Administration and Compliance Unit; and

(8) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

CONTINGENT DEFERRED SALES CHARGE ON CLASS A AND C SHARES - Except as described above, a CDSC of 1% applies to redemptions of Class A shares of the American Funds, other than the money market funds, made within 12 months following the purchase of Class A shares of $1 million or more made without an initial sales charge. A CDSC of 1% also applies to redemptions of Class C shares of the American Funds made within 12 months following the purchase of the Class C shares. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held the longest are assumed to be redeemed first for purposes of calculating this CDSC. The CDSC may be waived in certain circumstances. See "CDSC Waivers for Class A Shares" and "CDSC Waivers for Class B and C Shares" below.


                  The Investment Company of America - Page 33

CLASS B SALES CHARGES - Class B shares are sold without any initial sales charge. However, a CDSC may be applied to shares you sell within six years of purchase, as shown in the table below:



   CONTINGENT DEFERRED SALES CHARGE ON
         SHARES SOLD WITHIN YEAR             AS A % OF SHARES BEING SOLD
 --------------------------------------------------------------------------
                    1                                   5.00%
                    2                                   4.00
                    3                                   4.00
                    4                                   3.00
                    5                                   2.00
                    6                                   1.00



There is no CDSC on appreciation in share value above the initial purchase price or on shares acquired through reinvestment of dividends or capital gain distributions. In addition, the CDSC may be waived in certain circumstances.
 See "CDSC Waivers for Class B and C shares" below. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. In processing redemptions of Class B shares, shares that are not subject to any CDSC will be redeemed first followed by shares that you have owned the longest during the six-year period.


CLASS F AND CLASS 529-E SALES CHARGE - Class F and 529-E shares are sold with no initial or contingent deferred sales charge.


DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more.
 Commissions on investments in Class A shares are paid at the following rates:
1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class B shares, compensation equal to 4.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class B shares.


For Class C shares, compensation equal to 1.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class C shares.


CONVERSION OF CLASS B AND C SHARES - Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date.
 Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. Class 529-C shares will not convert to Class 529-F shares. The conversion of shares is subject to the Internal Revenue Service's continued position that the conversions are not subject to federal income tax. In the event the Internal Revenue Service no longer takes this position, the


                  The Investment Company of America - Page 34 automatic conversion feature may be suspended, in which event no further conversions of Class B or C shares would occur while such suspension remained in effect. In that event, at your option, Class B shares could be exchanged for Class A shares and Class C shares for Class F shares on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or fee; however, such an exchange could constitute a taxable event for you. Absent such an exchange, Class B and C shares would continue to be subject to higher expenses for longer than eight years and ten years, respectively.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know at the time you purchase shares if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below), including Class A shares held in a fee-based arrangement, other classes of shares of the American Funds, and any individual investments in American Legacy variable annuities and variable life insurance policies (American Legacy, American Legacy II and American Legacy III


                  The Investment Company of America - Page 35 variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement.

     During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those made by you and your immediate family (your spouse and your children under the age of 21), if all parties are purchasing shares for their own accounts and/or:

     .individual-type employee benefit plan(s), such as an IRA, 403(b) plan
          (see exception below), or single-participant Keogh-type plan;

     .business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .trust accounts established by you or your immediate family. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;

     .endowments or foundations established and controlled by you or your immediate family; or

     .CollegeAmerica accounts. Accounts will be aggregated at the account owner level. Class 529-E accounts may only be aggregated with an eligible employer plan.

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;


                  The Investment Company of America - Page 36

     .
          made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     .for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization; or

     .for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group, as well as individual holdings in American Legacy variable annuities and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - Subject to the limitations described under the aggregation policy, you may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

CDSC WAIVERS FOR CLASS A SHARES - Any CDSC on Class A shares may be waived in the following cases:


(1) Exchanges (except if shares acquired by exchange are then redeemed within 12 months of the initial purchase).

(2) Distributions due to death or post-purchase disability of a shareholder. In the case of joint tenant accounts, if one joint tenant dies, the surviving joint tenant(s), at the time they notify the Transfer Agent of the decedent's death and remove his/her name from the account, may redeem shares from the account without incurring a CDSC. Redemptions subsequent to the notification to the Transfer Agent of the death of one of the joint owners will be subject to a CDSC.


                  The Investment Company of America - Page 37

(3) Distributions from 403(b) plans or IRAs due to attainment of age 59-1/2, and required minimum distributions from retirement accounts upon the attainment of age 70-1/2. Such distributions may not exceed 12% of the value of the account annually.(4) Tax-free returns of excess contributions to IRAs.

(5) Redemptions through systematic withdrawal plans (see "Automatic Withdrawals" below), not exceeding 12% each year of the lesser of the original purchase cost or the current market value of the shares being sold that would otherwise be subject to a CDSC.

(6) For Class 529-A shareholders only, redemptions due to a beneficiary's death, post-purchase disability or receipt of a scholarship.

CDSC WAIVERS FOR CLASS B AND C SHARES - Any CDSC on Class B and C shares may be waived in the following cases:


(1) Redemptions through systematic withdrawal plans ("SWPs") (see "Automatic Withdrawals" below) not exceeding 12% each year of the lesser of the original purchase cost or the current market value of the shares being sold that would otherwise be subject to a CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.

The 12% SWP limit is calculated on a pro rata basis at the time the first payment is made and is recalculated thereafter on a pro rata basis at the time of each SWP payment. Shareholders who establish a SWP should be aware that the amount of that payment not subject to a CDSC may vary over time depending on fluctuations in net asset value of their account. This privilege may be revised or terminated at any time.


(2) Required minimum distributions taken from retirement accounts upon the attainment of age 70-1/2. Such distributions may not exceed 12% of the value of the account annually.

(3) Distributions due to death or post-purchase disability of a shareholder. In the case of joint tenant accounts, if one joint tenant dies, the surviving joint tenant(s), at the time they notify the Transfer Agent of the decedent's death and remove his/her name from the account, may redeem shares from the account without incurring a CDSC. Redemptions subsequent to the notification to the Transfer Agent of the death of one of the joint owners will be subject to a CDSC.

(4) For Class 529-B and 529-C shareholders only, redemptions due to a beneficiary's death, post-purchase disability or receipt of a scholarship.

CDSC waivers on Class A, B and C shares are allowed only in the cases listed above. For example, CDSC waivers will not be allowed for:

     .
          Redemptions of dividend and capital gain distributions, redemptions of appreciated shares, redemptions through SWPs, and required minimum distributions, to the extent in aggregate they exceed 12% of an account value; or

     .Redemptions of Class 529-B and 529-C shares due to: termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code;


                  The Investment Company of America - Page 38 proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or the Virginia College Savings Plan eliminating the fund as an option for additional investment within CollegeAmerica.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.


An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in: 1) Class A shares at net asset value; 2) Class A shares subject to the applicable initial sales charge; 3) Class B shares; 4) Class C shares; or 5) Class F shares. Plan assets invested in Class A shares with a sales charge, B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class and described in the fund's current prospectus and statement of additional information.


Plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to Class A share investments of $1 million or more (see "Dealer Commissions and Compensation" above).


IRA rollovers that do not indicate which share class plan assets should be invested in and which do not have an adviser associated with the account will be invested in Class F shares. Additional plan assets may be rolled into the account holding F shares; however, subsequent contributions will not be allowed to be invested in F shares.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange each day the Exchange is open. If,


                  The Investment Company of America - Page 39 for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by authority of the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3.0% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.


                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent, dealer or any of their designees.
 Sales of certain Class A, B and C shares may be subject to a CDSC. Generally, Class F shares may only be sold through fee--


                  The Investment Company of America - Page 40 based programs of investment firms and registered investment advisers with special agreements with the fund's distributor.


You may sell (redeem) other classes of shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     -Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     -Requests must be signed by the registered shareholder(s).

     -A signature guarantee is required if the redemption is:

          -  Over $75,000;

          -Made payable to someone other than the registered shareholder(s); or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

          Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


     - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     - You must include with your written request any shares you wish to sell that are in certificate form.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR USING THE INTERNET

     -Redemptions by telephone, fax or the Internet (including American
          FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $75,000 per shareholder each day.

     -Checks must be made payable to the registered shareholder(s).

     - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     -You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.


                  The Investment Company of America - Page 41

     - You may establish check writing privileges (use the money market funds application).

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.

          - Check writing is not available for any of the 529 share classes or B, C or F share classes of The Cash Management Trust of America.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Proceeds from a Class B share redemption where a CDSC was charged will be reinvested in Class A shares. Proceeds from any other type of redemption and all dividend and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Any CDSC on Class B or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for Class 529 shareholders or if your account is held with an investment dealer.


AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments in The American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls


                  The Investment Company of America - Page 42 in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividend and capital gain distributions paid by the 529 share classes will automatically be reinvested.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains ("distributions") of the same share class into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may only exchange shares into other funds in The American Funds Group within the same class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of any other American Fund for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be done through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


Exchanges from Class A, C or F shares to the corresponding 529 share class, particularly in the case of Uniform Gifts to Minors Act or Uniform Transfer to Minors Act custodial accounts, may


                  The Investment Company of America - Page 43 result in significant legal and tax consequences as described in the CollegeAmerica Program Description. Please consult your financial adviser prior to making such an exchange.


You may exchange shares of other classes by writing to the Transfer Agent (see "Selling Shares"), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "American Funds Service Company Service Areas" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Internet Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Price of Shares" above.) THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES
AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - For all share classes, except the 529 classes of shares, you may automatically exchange shares of the same class in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate.


AUTOMATIC WITHDRAWALS - For all share classes, except the 529 classes of shares, you may automatically withdraw shares from any of the funds in The American Funds Group. You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.


Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $75,000 per American Funds shareholder each day) from non-retirement plan accounts, or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds website on the Internet at www.americanfunds.com. Redemptions and exchanges through


                  The Investment Company of America - Page 44

American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Telephone and Internet Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Fund Numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or the Internet (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


REDEMPTION OF SHARES - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


While payment of redemptions normally will be in cash, the fund's Articles of Incorporation permits payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent. Certificates are not available for the 529 share classes.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


                  The Investment Company of America - Page 45

There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


Brokerage commissions paid on portfolio transactions for the fiscal years ended 2001, 2000 and 1999, amounted to $33,426,000, $25,958,000, and $22,412,000.


The fund is required to disclose information regarding investments in the securities of broker-dealers (or parent companies of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, Wachovia Corp., J.P. Morgan Chase & Co. and Bank of America Securities LLC and Citigroup, Inc., J.P. Morgan Chase & Co. and Bank of America Securities LLC were among the top 10 dealers that received the largest amount of brokerage commissions and that acted as principals in portfolio transactions. The fund held equity securities of Wachovia Corp., J.P.

Morgan Chase & Co. and Bank of America Securities LLC in the amount of $1,336,670,000 and debt securities of Citigroup, Inc., J.P. Morgan Chase & Co. and Bank of America Securities LLC in the amount of $299,526,000 as of the close of its most recent fiscal year.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank,

270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S.

securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in

non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $38,077,000 for Class A shares and $690,000 for Class B shares for the 2001 fiscal year.


INDEPENDENT ACCOUNTANTS - PricewaterhouseCoopers LLP, 350 South Grand Avenue,
Los

Angeles, CA 90071, serves as the fund's independent accountants providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent accountants is reviewed and determined annually by the Board of Directors.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on December 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other


                  The Investment Company of America - Page 46 information. The fund's annual financial statements are audited by the fund's independent accountants, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The fund, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
    MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- DECEMBER 31, 2001

Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . .      $28.53
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $30.27


            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 1.07% based on a 30-day (or one month) period ended December 31, 2001, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula as required by the Securities and Exchange Commission:


     YIELD = 2[((a-b)/cd + 1)/6/ -1]

     Where:     a  = dividends and interest earned during the period.

             b   =  expenses accrued for the period (net of reimbursements).

             c   = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   = the maximum offering price per share on the last day of the period.


                  The Investment Company of America - Page 47

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.


The fund's one-year total return and five- and ten-year average annual total returns at the maximum offering price for the periods ended December 31, 2001 were -10.06%, 11.67%, and 12.47%, respectively. The fund's one-year total return and five- and ten-year average annual total returns at net asset value for the periods ended December 31, 2001 were -4.59%, 13.00%, and 13.14%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return at the maximum offering price, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B, C, and F shares, as well as the 529 share classes.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's,
                                                                      ---------
Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine,
-------------------------------------------------------------------------------
Money, U.S. News and World Report and The Wall Street Journal.
---------------------------------     -----------------------


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


                  The Investment Company of America - Page 48

The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).


                  The Investment Company of America - Page 49

                                    APPENDIX
                          Description of Bond Ratings

BOND RATINGS - The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.
 Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.'
 Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards.
 Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


                  The Investment Company of America - Page 50

"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


S&P rates the long-term debt securities of various entities in categories
---
ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


AAA
"An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong."


AA
"An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong."


A
"An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions that obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong."


BBB
"An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions."


BB
"An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation."

B
"An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation."


                  The Investment Company of America - Page 51

CCC
"An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation."

CC
"An obligation rated 'CC' is currently highly vulnerable to nonpayment."

C
"A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying."

D
"An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized."


                  The Investment Company of America - Page 52

                       THE INVESTMENT COMPANY OF AMERICA

                                     Part B
                                Retirement Plan
                      Statement of Additional Information

                                  May 15, 2002
                          (as amended August 15, 2002)


This document is not a prospectus but should be read in conjunction with the current Retirement Plan Prospectus of The Investment Company of America (the "fund" or "ICA") dated May 15,

2002. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                       The Investment Company of America
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                 (213) 486-9200

                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        4
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . .        7
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       23
Purchase, Exchange and Sale of Shares . . . . . . . . . . . . . . .       28
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       30
Class A Sales Charge Reductions . . . . . . . . . . . . . . . . . .       32
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       34
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       34
Shareholder Account Services and Privileges . . . . . . . . . . . .       36
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       36
General Information . . . . . . . . . . . . . . . . . . . . . . . .       37
Class A Share Investment Results and Related Statistics . . . . . .       38
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       40
Financial Statements




                   The Investment Company of America - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


GENERAL GUIDELINE

..    The fund may only invest in securities included on its eligible list (does not apply to securities issued or guaranteed by the U.S. government).

DEBT SECURITIES

..    The fund's investments in straight debt securities will generally consist of investment grade securities. The fund may, however, invest up to 5% of its assets in straight debt securities rated Ba and BB or below by Moody's Investors Service, Inc. or Standard & Poor's Corporation or unrated but determined to be of equivalent quality.

NON-U.S. SECURITIES

..    The fund may invest up to 15% of its securities in issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index.

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives, Strategies and Risks."


EQUITY SECURITIES - Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions.


DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general, their prices decline when interest rates rise and increase when interest rates fall.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stock automatically convert into common stock. The prices and yields of non-convertible preferred stock generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


                   The Investment Company of America - Page 2

Convertible bonds, convertible preferred stock, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities, prior to conversion, pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


U.S. TREASURY AND AGENCY SECURITIES - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


U.S. agency securities include those issued by certain U.S. government instrumentalities and certain federal agencies. These securities are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Tennessee Valley Authority, and Federal Farm Credit Bank System.


INVESTING IN VARIOUS COUNTRIES - Investing outside the U.S. involves special risks, caused by, among other things: currency controls and fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.


Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.


CURRENCY TRANSACTIONS - The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific


                   The Investment Company of America - Page 3 currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect the character and timing of income, gain or loss recognized by the fund for U.S. federal income tax purposes.


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


CASH AND CASH EQUIVALENTS - These securities include: (i) commercial paper (e.g., short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/ corporation sponsored conduits (asset-backed commercial paper)), (ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


These restrictions (which do not apply to the purchase of securities issued or guaranteed by the U.S. government) provide that the fund shall make no investment:


Which involves promotion or business management by the fund;


                   The Investment Company of America - Page 4

In any security about which reliable information is not available with respect to the history, management, assets, earnings, and income of the issuer;


If the investment would cause more than 5% of the value of the total assets of the fund, as they exist at the time of investment, to be invested in the securities of any one issuer;


If the investment would cause more than 20% of the value of the total assets of the fund to be invested in the securities in any one industry;


If the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer, provided that this restriction shall apply as to 75% of the fund's total assets; or


In any security which has not been placed on the fund's Eligible List. (See the prospectus).


The fund is not permitted to buy securities on margin, sell securities short, borrow money, or to invest in real estate. (Although it has not been the practice of the fund to make such investments (and it has no current intention of doing so at least for the next 12 months), the fund may invest in the securities of real estate investment trusts.)


The fund has also adopted other fundamental policies which cannot be changed without shareholder approval. These policies require the fund not to:


Concentrate its investment in any particular industry or group of industries. Some degree of concentration may occur from time to time (within the 20% limitation of the Certificate of Incorporation) as certain industries appear to present desirable fields for investment.


Engage generally in the making of loans. Although the fund has reserved the right to make loans to unaffiliated persons subject to certain restrictions, including requirements concerning collateral and amount of any loan, no loans have been made since adoption of this fundamental policy more than 50 years ago.


Act as underwriter of securities issued by others, engage in distribution of securities for others, engage in the purchase and sale of commodities or commodity contracts, borrow money, invest in real estate, or make investments in other companies for the purpose of exercising control or management.


Pledge, encumber or assign all or any part of its property and assets as security for a debt.


Invest in the securities of other investment companies.


Notwithstanding the restriction on investing in the securities of other investment companies, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.


                   The Investment Company of America - Page 5

NON-FUNDAMENTAL POLICIES - The following non-fundamental policies may be changed without shareholder approval:


Purchase and sell securities for short-term profits; however, securities will be sold without regard to the time that they have been held whenever investment judgment makes such action seem advisable.


Purchase or retain the securities of any issuer if those officers and directors of the fund or the Investment Adviser who own beneficially more than one half of 1% of such issuer together own more than 5% of the securities of such issuer.


Invest in securities of companies which, with their predecessors, have a record of less than three years' continuous operations.


Invest in puts, calls, straddles, spreads or any combination thereof.


Purchase partnership interests in oil, gas or mineral exploration, drilling or mining ventures.


Invest in excess of 10% of the market value of its total assets in securities which may require registration under the Securities Act of 1933 prior to sale by the fund (restricted securities), or other securities that are not readily marketable.


                   The Investment Company of America - Page 6

                             MANAGEMENT OF THE FUND


                                     YEAR FIRST                                    NUMBER OF BOARDS
                        POSITION      ELECTED         PRINCIPAL OCCUPATION(S)       WITHIN THE FUND
                        WITH THE     A DIRECTOR               DURING              COMPLEX/2/ ON WHICH  OTHER DIRECTORSHIPS/3/ HELD
    NAME AND AGE          FUND     OF THE FUND/1/          PAST 5 YEARS             DIRECTOR SERVES            BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 Louise H. Bryson       Director        1999        Executive Vice President,              1            None
 Age: 58                                            Distribution and Business
                                                    Development Lifetime
                                                    Television;
                                                    Director and former
                                                    Chairman of
                                                    the Board, KCET - Los
                                                    Angeles
                                                    Public Television Station;
                                                    former
                                                    Senior Vice President, fx
                                                    Networks, Inc: Fox Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Malcolm R. Currie      Director        1992        Chairman of the Board and              1            Enova Systems; Inamed
 Age: 75                                            Chief                                               Corp.; LSI Logic
                                                    Executive Officer, Currie                           Corporation
                                                    Technologies, Inc.;
                                                    Chairman
                                                    Emeritus, Hughes Aircraft
                                                    Company; former Chairman of
                                                    the
                                                    Board of Trustees,
                                                    University of
                                                    Southern California
-----------------------------------------------------------------------------------------------------------------------------------
 Mary Anne Dolan        Director        2000        Founder and President,                 3            None
 Age: 55                                            M.A.D.,
                                                    Inc. (communications
                                                    company);
                                                    Former Editor-in-Chief, Los
                                                                            ---
                                                    Angeles Herald Examiner
                                                    -----------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Martin Fenton          Director        2000        Managing Director, Senior             16            None
 Age: 66                                            Resource Group LLC
                                                    (development and management
                                                    of
                                                    senior living communities)
-----------------------------------------------------------------------------------------------------------------------------------
 Claudio X. Gonzalez    Director        2001        Chairman and Chief                     2            America Movil, SA; Grupo
 Laporte                                            Executive                                           Carso; Grupo Alfa; Kimberly
 Age: 67                                            Officer, Kimberly Clark de                          Clark Corp.;  Kellogg
                                                    Mexico,                                             Company; General Electric
                                                    SA                                                  Company; The Home Depot;
                                                                                                        The Mexico Fund
-----------------------------------------------------------------------------------------------------------------------------------
 John G. McDonald       Director        1976        The IBJ Professor of                   8            Plum Creek Timber Co.;
 Age: 64                                            Finance,                                            Scholastic Corporation;
                                                    Graduate School of                                  iStar
                                                    Business,                                           Financial, Inc.; Varian,
                                                    Stanford University                                 Inc.;
                                                                                                        Capstone Turbine Corp.
-----------------------------------------------------------------------------------------------------------------------------------
 Bailey Morris-Eck       Director       1993        Senior Associate, Reuters              3            None
 Age: 57                                            Foundation; Senior Fellow,
                                                    Institute for International
                                                    Economics; Consultant, The
                                                                           ---
                                                    Independent of London
                                                    ---------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Richard G. Newman      Director        1996        Chairman and CEO, AECOM               13            Southwest Water Company
 Age: 67                                            Technology Corporation
                                                    (engineering, consulting
                                                    and
                                                    professional services)
-----------------------------------------------------------------------------------------------------------------------------------
 Olin C. Robison        Director        1987        President of the Salzburg              3            None
 Age: 66                                            Seminar; President
                                                    Emeritus,
                                                    Middlebury College
-----------------------------------------------------------------------------------------------------------------------------------
 William J. Spencer     Director        1997        Chairman and Chief                     1            None
 Age: 71                                            Executive
                                                    Officer, SEMATECH (research
                                                    and
                                                    development consortium);
                                                    Trustee,
                                                    William Jewell College;
                                                    Associated
                                                    Universities, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

BOARD OF DIRECTORS AND OFFICERS



                   The Investment Company of America - Page 7

                   The Investment Company of America - Page 8

                                                          PRINCIPAL OCCUPATION(S)
                                         YEAR FIRST               DURING
                                          ELECTED            PAST 5 YEARS AND          NUMBER OF BOARDS
                          POSITION       A DIRECTOR           POSITIONS HELD            WITHIN THE FUND     OTHER DIRECTORSHIPS/3/
                          WITH THE     AND/OR OFFICER    WITH AFFILIATED ENTITIES     COMPLEX/2/ ON WHICH            HELD
     NAME AND AGE           FUND       OF THE FUND/1/  OR THE PRINCIPAL UNDERWRITER     DIRECTOR SERVES          BY DIRECTOR
-------------------------------------------------------         OF THE FUND
                                                       ----------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4//,//5/
-----------------------------------------------------------------------------------------------------------------------------------
 James B. Lovelace/6/    Senior Vice        1994        Senior Vice President and              2            None
 Age: 46                 President                      Director, Capital Research
                         and                            and
                         Director                       Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Jon B. Lovelace,        Chairman of        1953        Chairman Emeritus, Capital             3            None
 Jr./6/                  the Board                      Research and Management
 Age: 75                 and                            Company
                         Principal
                         Executive
                         Officer
-----------------------------------------------------------------------------------------------------------------------------------
 Donald D. O'Neal        Senior Vice        1994        Senior Vice President,                 2            None
 Age: 41                 President                      Capital
                         and                            Research and Management
                         Director                       Company
-----------------------------------------------------------------------------------------------------------------------------------
 James F. Rothenberg     Executive          2000        President and Director,                4            None
 Age: 55                 Vice                           Capital
                         President                      Research and Management
                         and                            Company; Director, American
                         Director                       Funds Distributors, Inc.*;
                                                        Director,
                                                        American Funds Service
                                                        Company*; Director, The
                                                        Capital
                                                        Group Companies, Inc.*;
                                                        Director,
                                                        Capital Guardian Trust
                                                        Company*;
                                                        Director, Capital Group
                                                        Research,
                                                        Inc.*; Director, Capital
                                                        Management Services, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 R. Michael Shanahan     President          1994        Chairman of the Board and              2            None
 Age: 63                 and                            Principal Executive
                         Director                       Officer,
                                                        Capital Research and
                                                        Management Company;
                                                        Director,
                                                        American Funds
                                                        Distributors,
                                                        Inc.*; Director, The
                                                        Capital Group
                                                        Companies, Inc.*; Chairman
                                                        of
                                                        the Board, Capital
                                                        Management
                                                        Services, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------




                   The Investment Company of America - Page 9

                                                                                    PRINCIPAL OCCUPATION(S) DURING
                               POSITION         YEAR FIRST ELECTED                  PAST 5 YEARS AND POSITIONS HELD
                               WITH THE             AN OFFICER                         WITH AFFILIATED ENTITIES
     NAME AND AGE                FUND             OF THE FUND/1/               OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Gregg E. Ireland       Senior Vice President          1994         Senior Vice President, Capital Research and Management Company
 Age: 52
-----------------------------------------------------------------------------------------------------------------------------------
 Joyce E. Gordon            Vice President             1998         Senior Vice President, Capital Research Company*
 Age: 45
-----------------------------------------------------------------------------------------------------------------------------------
 Anne M. Llewellyn          Vice President             1984         Associate, Capital Research and Management Company
 Age: 54
-----------------------------------------------------------------------------------------------------------------------------------
 Vincent P. Corti             Secretary                1994         Vice President - Fund Business Management Group, Capital
 Age: 45                                                            Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Thomas M. Rowland            Treasurer                1998         Senior Vice President, Capital Research and Management
 Age: 60                                                            Company; Director, American Funds Service Company*
-----------------------------------------------------------------------------------------------------------------------------------
 R. Marcia Gould         Assistant Treasurer           1993         Vice President - Fund Business Management Group, Capital
 Age: 47                                                            Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Anthony W. Hynes,       Assistant Treasurer           1998         Vice President - Fund Business Management Group, Capital
 Jr.                                                                Research and Management Company
 Age: 39
-----------------------------------------------------------------------------------------------------------------------------------




                  The Investment Company of America - Page 10

* Company affiliated with Capital Research and Management Company.
1 Directors and officers of the fund are elected annually.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 This includes all directorships (other than those in the American Funds Group) that are held by each director as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities
  (including the fund's principal underwriter).
5 All of the officers listed, with the exception of Anne M. Llewellyn and Thomas
  M. Rowland, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.
6 James B. Lovelace is the son of Jon B. Lovelace, Jr.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET
- 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.


                  The Investment Company of America - Page 11

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2001

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                         OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                            DOLLAR RANGE/1/ OF FUND       FAMILY OVERSEEN
           NAME                  SHARES OWNED               BY DIRECTOR
-------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 Louise H. Bryson              $10,001 - $50,000         $10,001 - $50,000
-------------------------------------------------------------------------------
 Malcolm R. Currie               Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 Mary Anne Dolan                 Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 Martin Fenton                   Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 Claudio X. Gonzalez          $50,001 - $100,000         $50,001 - $100,000
 Laporte
-------------------------------------------------------------------------------
 John G. McDonald                Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 Bailey Morris-Eck            $50,001 - $100,000         $50,001 - $100,000
-------------------------------------------------------------------------------
 Richard G. Newman               Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 Olin C. Robison                 Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 William J. Spencer              Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 James B. Lovelace             $10,001 - $50,000           Over $100,000
-------------------------------------------------------------------------------
 Jon B. Lovelace, Jr.            Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 Donald D. O'Neal                Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 James F. Rothenberg             Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 R. Michael Shanahan             Over $100,000             Over $100,000
-------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges:  None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for "interested" directors include shares owned through The Capital Group Companies, Inc.
  retirement plan and 401(k) plan.
2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital
  Research and Management Company, or its affiliated entities (including the fund's principal underwriter).

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED DECEMBER 31, 2001

No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Investment Adviser or its affiliates. The fund pays annual fees of $46,000 to Directors who are not affiliated with the Investment Adviser, plus $2,000 for each Board of Directors meeting attended, and $1,000 for each meeting attended as a member of a committee of the Board of Directors.


No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan


                  The Investment Company of America - Page 12 in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser.



                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 Louise H. Bryson               $61,000/3/                        $ 61,000/3/
------------------------------------------------------------------------------------------
 Malcolm R. Currie              $57,000/3/                        $ 57,000/3/
------------------------------------------------------------------------------------------
 Mary Anne Dolan                $61,000                           $ 99,500
------------------------------------------------------------------------------------------
 Martin Fenton                  $59,000                           $183,620
------------------------------------------------------------------------------------------
 Claudio X. Gonzalez            $14,500/3/                        $ 24,500/3/
 Laporte
------------------------------------------------------------------------------------------
 John G. McDonald               $80,000/3/                        $256,500/3/
------------------------------------------------------------------------------------------
 Bailey Morris-Eck              $58,000                           $ 98,500
------------------------------------------------------------------------------------------
 Richard G. Newman              $64,500                           $118,620
------------------------------------------------------------------------------------------
 Olin C. Robison                $66,000/3/                        $107,500/3/
------------------------------------------------------------------------------------------
 William J. Spencer             $75,000/3/                        $ 75,000/3/
------------------------------------------------------------------------------------------


1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2001 fiscal year for participating Directors is as follows: Louise H. Bryson ($119,823), Malcolm R. Currie ($295,137), Claudio X. Gonzalez Laporte ($15,133), John G. McDonald ($679,137), Olin C. Robison ($122,312) and William
  J. Spencer ($372,017). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

As of April 15, 2002, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


FUND ORGANIZATION AND THE BOARD OF DIRECTORS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation on August 28, 1933.


All fund operations are supervised by the fund's Board of Directors, which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


                  The Investment Company of America - Page 13

The fund has several different classes of shares, including Class A, R-1, R-2, R-3, R-4 and R-5 shares. Class R shares are generally only available to employer-sponsored retirement plans. The shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.


The fund holds annual meetings of shareholders for the purpose of electing directors. Significant matters which require shareholder approval, such as a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


COMMITTEES OF THE BOARD OF DIRECTORS

The fund has an Audit Committee comprised of Louise H. Bryson, Mary Anne Dolan, Martin Fenton, John G. McDonald, Bailey Morris-Eck, Richard G. Newman, Olin C. Robison and William J. Spencer, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee oversees the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent accountants and the full Board of Directors. There were two Audit Committee meetings held during the 2001 fiscal year.


The fund has a Contracts Committee comprised of Louise H. Bryson, Malcom R. Currie, Mary Anne Dolan, Martin Fenton, Claudio X. Gonzalez Laporte, John
G. McDonald, Bailey Morris-Eck, Richard G. Newman, Olin C. Robison and
William J. Spencer, none of whom is
considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its Investment Adviser or the Investment Adviser's affiliates, such as the investment advisory and service agreement, principal underwriting agreement, and plans of distribution under rule 12b-1, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. There was one Contracts Committee meeting during the 2001 fiscal year.


The fund has a Nominating Committee comprised of Louise H. Bryson, John G. McDonald and Olin C. Robison, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates candidates for independent directors and Advisory Board members to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the fund, c/o the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective


                  The Investment Company of America - Page 14 nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. There were four Nominating Committee meetings during the 2001 fiscal year.


The fund has a Proxy Committee comprised of John G. McDonald, Richard G. Newman and William J. Spencer, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. Donald D. O'Neal is also a member of the Committee and may technically be deemed an "interested person" of the fund due to his affiliation with the Investment
Adviser. The Committee's functions include establishing and reviewing procedures and policies for voting of proxies of companies held in the fund's portfolio, making determinations with regard to certain contested proxy voting issues, and discussing related current issues. There were five
Proxy Committee meetings during the 2001 fiscal year.


                  The Investment Company of America - Page 15

                             ADVISORY BOARD MEMBERS

The Board of Directors has established an Advisory Board whose members are, in the judgment of the Directors, highly knowledgeable about world political and economic matters. In addition to holding meetings with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, consult from time to time with the Investment Adviser, primarily with respect to world trade and business conditions. Members of the Advisory Board, however, possess no authority or responsibility with respect to the fund^s investments or management. The chart below sets out additional information about the Advisory Board Members.



                           YEAR FIRST                                             NUMBER OF BOARDS
                           ELECTED AN                                              WITHIN THE FUND
                     ADVISORY BOARD MEMBER     PRINCIPAL OCCUPATION(S) DURING    COMPLEX/1/ ON WHICH
   NAME AND AGE           OF THE FUND                   PAST 5 YEARS                MEMBER SERVES      OTHER DIRECTORSHIPS/2/ HELD
-----------------------------------------------------------------------------------------------------------------------------------
 Thomas M. Crosby,            1995            Partner, Faegre & Benson (law               1            None
 Jr.                                          firm)
 Age: 63
-----------------------------------------------------------------------------------------------------------------------------------
 Ellen H. Goldberg            1998            President, Santa Fe Institute;              1            None
 Age: 57                                      Research Professor, University
                                              of New Mexico
-----------------------------------------------------------------------------------------------------------------------------------
 William H. Kling             1985            President, Minnesota Public                 6            Irwin Financial Corporation;
 Age: 60                                      Radio;                                                   St.
                                              President, Greenspring Co.;                              Paul Companies
                                              President, American Public Media
                                              Group
-----------------------------------------------------------------------------------------------------------------------------------
 Farzad Nazem                 2000            Chief Technology Officer, Yahoo!            1            None
 Age: 40                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Robert J. O'Neill            1988            Chairman of the Council,                    3            The "Shell" Transport and
 Age: 65                                      Australian                                               Trading
                                              Strategic Policy Institute;                              Company, plc
                                              Adjunct
                                              Professor in Strategic and
                                              Defense
                                              Studies Center, Australian
                                              National
                                              University; former Chichele
                                              Professor
                                              of the History of War and former
                                              Fellow, All Souls College,
                                              University of
                                              Oxford
-----------------------------------------------------------------------------------------------------------------------------------
 Norman R. Weldon             1977            Managing Director, Partisan                 3            Novoste Corporation
 Age: 67                                      Management Group, Inc.; former
                                              Chairman of the Board, Novoste
                                              Corporation
-----------------------------------------------------------------------------------------------------------------------------------




                  The Investment Company of America - Page 16

1 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
2 This includes all directorships (other than those in the American Funds Group) that are held by each Advisory Board member as a director of a public company or a registered investment company.

THE ADDRESS FOR ALL ADVISORY BOARD MEMBERS OF THE FUND IS 333 SOUTH HOPE STREET
- 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.


                  The Investment Company of America - Page 17

ADVISORY BOARD MEMBER COMPENSATION PAID DURING THE FISCAL YEAR ENDED DECEMBER
31,
2001

The fund pays fees of $5,500 per annum to Advisory Board members who are not affiliated with the Investment Adviser, plus $1,500 for each meeting attended in conjunction with meetings with the Board of Directors.


No pension or retirement benefits are accrued as part of fund expenses. The Advisory Board Members may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Advisory Board Members who are not affiliated with the fund.



                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 Thomas M. Crosby,              $ 8,500                           $  8,500
 Jr.
------------------------------------------------------------------------------------------
 Ellen H. Goldberg              $10,000                           $ 10,000
------------------------------------------------------------------------------------------
 William H. Kling               $10,000/3/                        $117,500/3/
------------------------------------------------------------------------------------------
 Farzad Nazem                   $ 8,500                           $  8,500
------------------------------------------------------------------------------------------
 Robert J. O'Neill              $ 8,500                           $ 46,500
------------------------------------------------------------------------------------------
 Norman R. Weldon               $10,000                           $ 47,000
------------------------------------------------------------------------------------------


1 Amounts may be deferred by eligible Advisory Board members under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Advisory Board member.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended December 31, 2001 for participating Advisory Board members is as follows: William H. Kling ($63,661). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Advisory Board member.


                  The Investment Company of America - Page 18

INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $350 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until April 30, 2003, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


In determining whether to renew the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the Investment Adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors. At its most recent meeting, the Committee considered a number of factors in recommending renewal of the existing Agreement, including the quality of services provided to the fund, fees and expenses borne by the fund, and financial results of the Investment Adviser.


Members of the Committee discussed the quality of services provided to the fund and noted that while absolute results were negative during the first ten months of 2001, its results versus its peers were favorable during that period as well as for longer periods of time. The Committee recognized that the fund's research-based long-term approach enabled it to resist the overall stock market weakness during the year and that the fund had not had a negative return since 1977. The Committee considered the quality and depth of the Investment Adviser's organization in general and of the investment professionals currently providing services to the fund.


The Committee observed that the fund's expenses for the most recent fiscal year and earlier periods compared favorably to its peer group. The Committee also considered steps taken in


                  The Investment Company of America - Page 19 recent years by the Investment Adviser to help control transfer agent expenses borne by the fund.


Based on their review, the Committee and the Board concluded that the advisory fees and other expenses of the fund are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received reasonable value in return for paying such fees and expenses.


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to directors and members of the advisory board unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


As compensation for its services, the Investment Adviser receives a monthly fee which is based on prior month-end net assets, calculated at the annual rate of 0.39% on the first $1 billion of net assets, plus 0.336% on net assets over $1 billion to $2 billion, plus 0.30% on net assets over $2 billion to $3 billion, plus 0.276% on net assets over $3 billion to $5 billion, plus 0.258% on net assets over $5 billion to $8 billion, plus 0.246% on net assets over $8 billion to $13 billion, plus 0.24% on net assets over $13 billion to $21 billion, plus 0.234% on net assets over $21 billion to $34 billion, plus 0.231% on net assets over $34 billion to $44 billion, plus 0.228% on net assets over $44 billion to $55 billion, plus 0.225% on net assets over $55 billion to $71 billion, plus 0.222% on net assets in excess of $71 billion.


The Agreement provides for a management fee reduction to the extent that the annual ordinary operating expenses of the fund's Class A shares exceed 1 1/2% of the first $30 million of the net assets of the fund and 1% of the average net assets in excess thereof. Expenses which are not subject to these limitations are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies are accounted for as capital items and not as expenses. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding this limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


For the fiscal years ended 2001, 2000 and 1999, the Investment Adviser received from the fund advisory fees of $134,899,000, $135,760,000 and $127,846,000, respectively.


ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the Investment Adviser relating to the fund's R share classes will continue in effect until April 30, 2003, unless sooner terminated, and may be


                  The Investment Company of America - Page 20 renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of the fund's R share classes. The Investment Adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the activities performed by third parties providing such services.


As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The Investment Adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets for each R share class except Class R-5 shares. For Class R-5 shares, the administrative fee is paid monthly, accrued daily and calculated at the annual rate of 0.10% of the average daily net assets of Class R-5 shares.


PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell the shares.


                  The Investment Company of America - Page 21

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                COMMISSIONS,        ALLOWANCE OR

                                              FISCAL YEAR          REVENUE          COMPENSATION
--------------------------------------------------------------
                                                              OR FEES RETAINED       TO DEALERS
                                                              --------------------------------------
                 CLASS A                         2001            $25,295,000        $123,707,000
                                                 2000             19,507,000          94,128,000
                                                 1999             23,548,000         118,979,000
----------------------------------------------------------------------------------------------------


The fund has adopted Plans of Distribution (the "Plans"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include: shareholder services; savings to the fund in transfer agency costs; savings to the fund in advisory fees and other expenses; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (i) for Class A shares, up to 0.25% of its average daily net assets attributable to Class A shares; (ii) for Class R-1 shares, 1.00% of its average daily net assets attributable to Class R-1 shares; (iii) for Class R-2 shares, up to 1.00% of its average daily net assets attributable to Class R-2 shares; (iv) for Class R-3 shares, up to 0.75% of its average daily net assets attributable to Class R-3 shares; and (v) for Class R-4 shares, up to 0.50% of its average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.


For Class A shares, (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under the fund's Class A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares, in excess of the Class A Plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable


                  The Investment Company of America - Page 22 for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable.


For Class R-1 shares (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class R-2 shares, currently (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-3 shares, currently (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-4 shares, currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers.


During the 2001 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                               12B-1 EXPENSES            12B-1 LIABILITY

--------------------------        ACCRUED                  OUTSTANDING
                          ----------------------------------------------------
        CLASS A                 $126,552,000                $9,221,000
------------------------------------------------------------------------------



OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently, these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments are based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


                  The Investment Company of America - Page 23

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is the interest of shareholders to distribute a lesser amount.


The following information may or may not apply to you depending on whether you hold fund shares in a non-taxable account, such as a qualified retirement plan. Please see your tax adviser for more information.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class. Dividends and capital gains distributed by the fund to a retirement plan currently are not taxable.


     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures


                  The Investment Company of America - Page 24 contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


                  The Investment Company of America - Page 25

     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as short-term capital gain.


     Dividend and interest income received by the fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION - In January of each year, individual shareholders of the fund will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund. Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would


                  The Investment Company of America - Page 26 nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


Redemptions of shares, including exchanges for shares of another American Fund, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                  The Investment Company of America - Page 27

                     PURCHASE, EXCHANGE AND SALE OF SHARES

PURCHASES - Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct recordkeeping programs.


Class R shares are generally only available to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares are also generally only available to retirement plans where plan level or omnibus accounts (i.e., no participant accounts) are held on the books of a fund. In addition, Class R-5 shares are generally only available to retirement plans with at least $1 million or more in plan assets. This minimum does not apply to clients of the Personal Investment Management division of Capital Guardian Trust Company. Class R shares are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and CollegeAmerica accounts.


Eligible retirement plans may generally open an account and purchase Class A and R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in the fund's prospectus and statement of additional information) authorized to sell the fund's shares. Additional shares may be purchased through a plan's administrator or recordkeeper.


THE FUND AND THE PRINCIPAL UNDERWRITER RESERVE THE RIGHT TO REJECT ANY PURCHASE
 ORDER.

EXCHANGES - Shares of the fund generally may be exchanged into shares of the same class of other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of Class A shares from the money market funds purchased without a sales charge generally will be subject to the appropriate sales charge, unless the money market fund shares were acquired by an exchange from a fund having a sales charge.


Shares may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. EXCHANGE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


SALES - Shares of the fund may be sold by contacting your plan administrator or recordkeeper. Shares are sold at the net asset value next determined after the request is received in good order by the Transfer Agent, dealer or any of their designees.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


                  The Investment Company of America - Page 28

Proceeds from a redemption or a dividend or capital gain distribution may be reinvested without a sales charge in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Proceeds will be reinvested in the same share class from which the original redemption or distribution was made. Redemption proceeds of Class A shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after the request is received and accepted by the Transfer Agent.


FUND NUMBERS - Here are the fund numbers for use when making share transactions:

                                                                                              FUND NUMBERS
                                                                                ------------------------------------------
                                                                                CLASS  CLASS  CLASS  CLASS  CLASS   CLASS
FUND                                                                              A     R-1    R-2    R-3    R-4     R-5
--------------------------------------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    002   2102   2202   2302   2402    2502
American Balanced Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . .    011   2111   2211   2311   2411    2511
American Mutual Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    003   2103   2203   2303   2403    2503
Capital Income Builder/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . .    012   2112   2212   2312   2412    2512
Capital World Growth and Income Fund/SM/  . . . . . . . . . . . . . . . . . .    033   2133   2233   2333   2433    2533
EuroPacific Growth Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . .    016   2116   2216   2316   2416    2516
Fundamental Investors/SM/ . . . . . . . . . . . . . . . . . . . . . . . . . .    010   2110   2210   2310   2410    2510
The Growth Fund of America/(R)/ . . . . . . . . . . . . . . . . . . . . . . .    005   2105   2205   2305   2405    2505
The Income Fund of America/(R)/ . . . . . . . . . . . . . . . . . . . . . . .    006   2106   2206   2306   2406    2506
The Investment Company of America/(R)/  . . . . . . . . . . . . . . . . . . .    004   2104   2204   2304   2404    2504
The New Economy Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    014   2114   2214   2314   2414    2514
New Perspective Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    007   2107   2207   2307   2407    2507
New World Fund/SM/  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    036   2136   2236   2336   2436    2536
SMALLCAP World Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . . . .    035   2135   2235   2335   2435    2535
Washington Mutual Investors Fund/SM/  . . . . . . . . . . . . . . . . . . . .    001   2101   2201   2301   2401    2501
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/ . . . . . . . . . . . . . . . .    040    N/A    N/A    N/A    N/A    2540
American High-Income Trust/SM/  . . . . . . . . . . . . . . . . . . . . . . .    021   2121   2221   2321   2421    2521
The Bond Fund of America/SM/  . . . . . . . . . . . . . . . . . . . . . . . .    008   2108   2208   2308   2408    2508
Capital World Bond Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . .    031   2131   2231   2331   2431    2531
Intermediate Bond Fund of America/SM/ . . . . . . . . . . . . . . . . . . . .    023   2123   2223   2323   2423    2523
Limited Term Tax-Exempt Bond Fund of America/SM/  . . . . . . . . . . . . . .    043    N/A    N/A    N/A    N/A    2543
The Tax-Exempt Bond Fund of America/(R)/  . . . . . . . . . . . . . . . . . .    019    N/A    N/A    N/A    N/A    2519
The Tax-Exempt Fund of California/(R)/* . . . . . . . . . . . . . . . . . . .    020    N/A    N/A    N/A    N/A    2520
The Tax-Exempt Fund of Maryland/(R)/* . . . . . . . . . . . . . . . . . . . .    024    N/A    N/A    N/A    N/A    2524
The Tax-Exempt Fund of Virginia/(R)/* . . . . . . . . . . . . . . . . . . . .    025    N/A    N/A    N/A    N/A    2525
U.S. Government Securities Fund/SM/ . . . . . . . . . . . . . . . . . . . . .    022   2122   2222   2322   2422    2522
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . . . . . . . . . . . . . . . . . .    009   2109   2209   2309   2409    2509
The Tax-Exempt Money Fund of America/SM/  . . . . . . . . . . . . . . . . . .    039    N/A    N/A    N/A    N/A    2539
The U.S. Treasury Money Fund of America/SM/ . . . . . . . . . . . . . . . . .    049   2149   2249   2349   2449    2549
___________
*Available only in certain states.



                  The Investment Company of America - Page 29

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" above for a listing of the funds.)

                                                                                             DEALER
                                                                     SALES CHARGE AS       COMMISSION
                                                                    PERCENTAGE OF THE:    AS PERCENTAGE
                                                                    ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                                              NET AMOUNT  OFFERING     OFFERING
                                                                   -INVESTED-   PRICE         PRICE
------------------------------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .                                  6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .                                  5.26       5.00          4.25
$50,000 but less than $100,000. .                                    4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .                                   3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .                                    3.63       3.50          2.75
$250,000 but less than $500,000 .                                    2.56       2.50          2.00
$500,000 but less than $750,000 .                                    2.04       2.00          1.60
$750,000 but less than $1 million                                    1.52       1.50          1.20
$1 million or more. . . . . . . .                none    none      none
----------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a CDSC.


403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.


                  The Investment Company of America - Page 30

In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4)  insurance company separate accounts;

(5)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(6) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

(7) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, as determined by a Vice President or more senior officer of the Capital Research and Management Company Fund Administration Unit; and

(8) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts of $1 million or more (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on investments in Class A shares are paid at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class R-1 shares, annual asset-based compensation of 1.00% is paid by the Principal Underwriter to dealers who sell Class R-1 shares.


                  The Investment Company of America - Page 31

For Class R-2 shares, annual asset-based compensation of 0.75% is paid by the Principal Underwriter to dealers who sell Class R-2 shares.


For Class R-3 shares, annual asset-based compensation of 0.50% is paid by the Principal Underwriter to dealers who sell Class R-3 shares.


For Class R-4 shares, annual asset-based compensation of 0.25% is paid by the Principal Underwriter to dealers who sell Class R-4 shares.


No dealer compensation is paid on sales of Class R-5 shares. The fund has not adopted a plan for Class R-5 shares; accordingly no 12b-1 fee is paid from Class R-5 assets.


                        CLASS A SALES CHARGE REDUCTIONS

REDUCING YOUR CLASS A SALES CHARGE - You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know at the time you purchase shares if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.


                  The Investment Company of America - Page 32

     Existing holdings eligible for rights of accumulation (see below) may be credited toward satisfying the Statement.

     During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Individual purchases by a trustee(s) or other fiduciary(ies) may be aggregated if the investments are:

     .for a fiduciary account, including employee benefit plans other than individual-type employee benefit plans, such as an IRA, 403(b) plan (except as described below), or single-participant Keogh-type plan;

     .
          made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above; or

     .for participant accounts of a 403(b) plan that are treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group. Shares of money market funds purchased


                  The Investment Company of America - Page 33 through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - Subject to the limitations described under the aggregation policy, you may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.


An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in: i) Class A shares at net asset value; ii) Class A shares subject to the applicable initial sales charge; iii) Class B shares; iv) Class C shares; or v) Class F shares. Plan assets invested in Class A shares with a sales charge, B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.


Plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to Class A share investments of $1 million or more (see "Dealer Commissions and Compensation" above).


IRA rollovers that do not indicate which share class plan assets should be invested in and which do not have an adviser associated with the account will be invested in Class F shares. Additional plan assets may be rolled into the account holding F shares; however, subsequent contributions will not be allowed to be invested in F shares.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment


                  The Investment Company of America - Page 34 dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by authority of the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.


                  The Investment Company of America - Page 35

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3.0% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, and purchases through certain retirement plans, will be confirmed at least quarterly.


REDEMPTION OF SHARES - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


While payment of redemptions normally will be in cash, the fund's Articles of Incorporation permits payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent. Certificates are not available for the R share classes.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


                  The Investment Company of America - Page 36

Brokerage commissions paid on portfolio transactions for the fiscal years ended 2001, 2000 and 1999, amounted to $33,426,000, $25,958,000 and $22,412,000.


The fund is required to disclose information regarding investments in the securities of broker-dealers (or parent companies of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, Wachovia Corp., J.P. Morgan Chase & Co. and Bank of America Securities LLC and Citigroup, Inc., J.P. Morgan Chase & Co. and Bank of America Securities LLC were among the top 10 dealers that received the largest amount of brokerage commissions and that acted as principals in portfolio transactions. The fund held equity securities of Wachovia Corp., J.P.

Morgan Chase & Co. and Bank of America Securities LLC in the amount of $1,336,670,000 and debt securities of Citigroup, Inc., J.P. Morgan Chase & Co. and Bank of America Securities LLC in the amount of $299,526,000 as of the close of its most recent fiscal year.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $38,077,000 for Class A shares for the 2001 fiscal year.


INDEPENDENT ACCOUNTANTS - PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent accountants providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent accountants is reviewed and determined annually by the Board of Directors.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on December 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The fund, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics


                  The Investment Company of America - Page 37 which allow for personal investments, including securities in which the fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
    MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- DECEMBER 31, 2001

Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . .      $28.53
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $30.27


            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 1.07% based on a 30-day (or one month) period ended December 31, 2001, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula as required by the Securities and Exchange Commission:


     YIELD = 2[((a-b)/cd + 1)/6/ -1]

     Where:      a  = dividends and interest earned during the period.

             b   = expenses accrued for the period (net of reimbursements).

             c   = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   = the maximum offering price per share on the last day of the period.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.


The fund's one-year total return and five- and ten-year average annual total returns at the maximum offering price for the periods ended December 31, 2001 were -10.06%, 11.67% and 12.47%, respectively. The fund's one-year total return and five- and ten-year average annual


                  The Investment Company of America - Page 38 total returns at net asset value for the periods ended December 31, 2001 were -4.59%, 13.00% and 13.14%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return at the maximum offering price, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B, C, F, 529 and R shares.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's,
                                                                      --------
Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine,
------  -------  ----------------------  -------------------------------------
Money, U.S. News and World Report and The Wall Street Journal.
-----  --------------------------     -----------------------


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).


                  The Investment Company of America - Page 39

                                    APPENDIX
                          Description of Bond Ratings

BOND RATINGS - The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's") are based on the analysis and represents a judgment expressed in shorthand terms of the strengths and weaknesses of the bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


                  The Investment Company of America - Page 40

"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


Standard & Poor's rates the long-term debt securities of various entities in
-----------------
categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


AAA
"An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong."


AA
"An obligation rated 'AA' differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong."


A
"An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions that obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong."


BBB
"An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions."


BB
"An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation."

B
"An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation."


CCC
"An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation."


                  The Investment Company of America - Page 41

CC
"An obligation rated 'CC' is currently highly vulnerable to nonpayment."

C
"A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying."

D
"An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized."


                  The Investment Company of America - Page 42




The Investment Company of America
Investment Portfolio, December 31, 2001



                                                      Percent
                                                       of Net
Largest Industry Holdings                              Assets

Pharmaceuticals                                         8.94%
Media                                                     6.61
Oil & Gas                                                 5.36
Diversified Financials                                    5.26
Insurance                                                 4.01

Largest Investment Categories
Technology Hardware & Equipment                           8.99
Pharmaceuticals & Biotechnology                           8.94
Food, Beverage & Tobacco                                  6.69




The Investment Company of America
Investment Portfolio, December 31, 2001



                                                                     Percent
                                                                     of Net
Ten Largest Equity Holdings                                          Assets

Philip Morris                                                          2.77%
Viacom                                                                   2.49
Fannie Mae                                                               2.47
Eli Lilly                                                                1.90
Pharmacia                                                                1.80
Lowe's Companies                                                         1.76
Pfizer                                                                   1.71
Royal Dutch Petroleum/"Shell" Transport and Trading                      1.60
AOL Time Warner                                                          1.55
AT&T                                                                     1.47

The Investment Company of America
Investment Portfolio, December 31, 2001



                                                                          Shares        Market  Percent
                                                                    or Principal         Value   of Net
Equity Securities                                                         Amount    (Millions)   Assets

ENERGY
ENERGY EQUIPMENT & SERVICES  -  1.27%
Baker Hughes Inc.                                                      10,225,000   $   372.906     .66%
Halliburton Co.                                                         2,000,000        26.200      .05
Schlumberger Ltd.                                                       5,800,000       318.710      .56
OIL & GAS  -  5.36%
BP PLC (ADR)                                                            2,000,000        93.020      .17
ChevronTexaco Corp. (formed by the merger of                            7,882,142       706.319     1.25
 Chevron Corp. and Texaco Inc.)
Conoco Inc. (formerly Conoco Inc., Class A                              3,000,000        84.900      .15
 and Conoco Inc., Class B)
ENI SpA                                                                10,000,000       125.082      .22
Exxon Mobil Corp.                                                       3,250,000       127.725      .23
Murphy Oil Corp.                                                        2,075,000       174.383      .31
PanCanadian Energy Corp.                                                1,573,200        40.903      .07
Phillips Petroleum Co.                                                  3,050,000       183.793      .33
Royal Dutch Petroleum Co. (New York registered)                        16,300,000       799.026
"Shell" Transport and Trading Co., PLC                                  2,500,000       103.625     1.60
 (New York registered)
TOTAL FINA ELF SA, Class B                                                900,000       128.509      .23
Unocal Corp.                                                            8,190,000       295.413      .53
USX-Marathon Group                                                      5,121,800       153.654      .27
                                                                                      3,734.168     6.63

MATERIALS
CHEMICALS  -  1.28%
Air Products and Chemicals, Inc.                                          200,000         9.382      .02
Dow Chemical Co.                                                       18,303,800       618.302     1.10
Rohm and Haas Co.                                                       2,600,000        90.038      .16
METALS & MINING  -  1.75%
Alcoa Inc.                                                             13,929,700       495.201      .88
Barrick Gold Corp.                                                      9,250,000       147.537      .26
BHP Billiton Ltd.                                                       9,412,655        50.444      .09
Newmont Mining Corp.                                                    5,500,000       105.105      .19
Phelps Dodge Corp.                                                      1,000,000        32.400      .06
Placer Dome Inc.                                                        5,600,000        61.096      .11
WMC Ltd.                                                               18,831,246        92.011      .16
PAPER & FOREST PRODUCTS  -  1.33%
Georgia-Pacific Corp., Georgia-Pacific Group                            9,333,858       257.708      .46
International Paper Co.                                                 4,497,235       181.463      .32
Weyerhaeuser Co.                                                        5,750,000       310.960      .55
                                                                                      2,451.647     4.36

CAPITAL GOODS
AEROSPACE & DEFENSE  -  1.84%
Boeing Co.                                                              2,000,000        77.560      .14
Honeywell International Inc.                                            4,950,000       167.409      .30
Lockheed Martin Corp.                                                   3,200,000       149.344      .27
Raytheon Co.                                                           11,322,935       367.656      .65
United Technologies Corp.                                               4,184,000       270.412      .48
CONSTRUCTION & ENGINEERING  -  0.06%
Fluor Corp.                                                               931,000        34.819      .06
INDUSTRIAL CONGLOMERATES  -  1.31%
Minnesota Mining and Manufacturing Co.                                  1,920,000       226.963      .40
Siemens AG                                                              4,600,000       306.505      .54
Tyco International Ltd.                                                 3,500,000       206.150      .37
MACHINERY  -  1.57%
Caterpillar Inc.                                                        2,500,000         8.000      .23
Cummins Inc.                                                            1,700,000        65.518      .12
Deere & Co.                                                             6,400,000       279.424      .50
Illinois Tool Works Inc.                                                3,400,000       230.248      .41
Ingersoll-Rand Co.                                                      1,800,000        75.258      .13
Parker Hannifin Corp.                                                   2,200,000       101.002      .18
                                                                                      2,688.893     4.78

COMMERCIAL SERVICES & SUPPLIES
COMMERCIAL SERVICES & SUPPLIES  -  1.16%
Cendant Corp.  /1/                                                      4,850,000        95.108      .17
IMS Health Inc.                                                         2,500,000        48.775      .09
Pitney Bowes Inc.                                                       3,515,100       132.203      .23
Sabre Holdings Corp., Class A /1/                                       5,259,680       222.747      .39
Waste Management, Inc.                                                  4,900,000       156.359      .28
                                                                                        655.192     1.16

TRANSPORTATION
AIR FREIGHT & COURIERS  -  0.26%
FedEx Corp.  /1/                                                        2,870,000       148.896      .26
AIRLINES  -  0.49%
AMR Corp.  /1/                                                          3,350,000        74.269      .13
British Airways PLC                                                    10,000,000        28.355      .05
Delta Air Lines, Inc.                                                   2,154,500        63.041      .12
Southwest Airlines Co.                                                  5,800,900       107.201      .19
ROAD & RAIL  -  0.19%
Burlington Northern Santa Fe Corp.                                      2,900,000        82.737      .15
Canadian Pacific Railway Ltd.                                           1,150,000        22.425      .04
                                                                                        526.924      .94

AUTOMOBILES & COMPONENTS
AUTO COMPONENTS  -  0.14%
Delphi Automotive Systems Corp.                                         5,764,088        78.737      .14
AUTOMOBILES  -  1.15%
Ford Motor Co.                                                          2,500,000        39.300      .07
General Motors Corp.                                                    8,750,000       425.250      .75
Honda Motor Co., Ltd.                                                   4,649,100       184.946      .33
                                                                                        728.233     1.29

CONSUMER DURABLES & APPAREL
HOUSEHOLD DURABLES - 0.26%
Newell Rubbermaid Inc.                                                  5,300,000       146.121      .26
LEISURE EQUIPMENT & PRODUCTS - 0.09%
Fuji Photo Film Co., Ltd.                                               1,354,000        48.199      .09
TEXTILES & APPAREL - 0.45%
NIKE, Inc., Class B                                                     4,535,900       255.099      .45
                                                                                        449.419      .80

HOTELS, RESTAURANTS & LEISURE
HOTELS, RESTAURANTS & LEISURE - 0.75%
Carnival Corp.                                                          7,447,100       209.115      .37
McDonald's Corp.                                                        8,000,000       211.760      .38
                                                                                        420.875      .75

MEDIA
MEDIA  -  6.61%
AOL Time Warner Inc. /1/                                               27,250,000       874.725     1.55
Clear Channel Communications, Inc. /1/                                  9,491,900       483.233      .86
Comcast Corp., Class A, non-voting stock /1/                            3,000,000       108.000      .19
Dow Jones & Co., Inc.                                                   1,400,100        76.627      .14
General Motors Corp., Class H  /1/                                      2,000,000        30.900      .05
Interpublic Group of Companies, Inc.                                   13,364,600       394.790      .70
Knight-Ridder, Inc.                                                     2,050,500       133.139      .24
Liberty Media Corp. (formerly AT&T Corp.                               15,500,000       217.000      .39
 Liberty Media Group), Class A /1/
Viacom Inc., Class A /1/                                                2,392,800       105.881
Viacom Inc., Class B  /1/                                              29,414,000     1,298.628     2.49
                                                                                      3,722.923     6.61

RETAILING
MULTILINE RETAIL  -  1.04%
Dollar General Corp.                                                    7,530,900       112.210      .20
Kohl's Corp.  /1/                                                       2,500,000       176.100      .31
May Department Stores Co.                                               3,000,000       110.940      .20
Wal-Mart Stores, Inc.                                                   3,200,000       184.160      .33
SPECIALTY RETAIL  -  2.94%
AutoZone, Inc.  /1/                                                     4,140,000       297.252      .53
Gap, Inc.                                                               7,000,000        97.580      .17
Limited Inc.                                                           15,800,000       232.576      .41
Lowe's Companies, Inc.                                                 21,362,000       991.410     1.76
Staples, Inc.  /1/                                                      2,000,000        37.400      .07
                                                                                      2,239.628     3.98

FOOD & DRUG RETAILING
FOOD & DRUG RETAILING - 0.84%
Albertson's, Inc.                                                       6,666,500       209.928      .37
Walgreen Co.                                                            7,833,400       263.672      .47
                                                                                        473.600      .84

FOOD, BEVERAGE & TOBACCO
BEVERAGES - 1.64%
Anheuser-Busch Companies, Inc.                                          3,000,000       135.630      .24
Coca-Cola Co.                                                           4,750,000       223.962      .40
PepsiCo, Inc.                                                          11,600,000       564.804     1.00
FOOD PRODUCTS - 1.83%
ConAgra Foods, Inc.                                                       750,000        17.827      .03
General Mills, Inc.                                                     4,800,000       249.648      .44
H.J. Heinz Co.                                                          5,900,000       242.608      .43
Sara Lee Corp.                                                         14,616,100       324.916      .58
Unilever NV (New York Registered)                                       3,375,000       194.434      .35
TOBACCO - 3.22%
Philip Morris Companies Inc.                                           34,000,000     1,558.900     2.77
R.J. Reynolds Tobacco Holdings, Inc.                                    4,461,666       251.192      .45
                                                                                      3,763.921     6.69

HOUSEHOLD & PERSONAL PRODUCTS
HOUSEHOLD PRODUCTS - 0.41%
Kimberly-Clark Corp.                                                    3,022,000       180.716      .32
Procter & Gamble Co.                                                      600,000        47.478      .09
PERSONAL PRODUCTS - 0.60%
Avon Products, Inc.                                                     5,400,000       251.100      .45
Gillette Co.                                                            2,600,000        86.840      .15
                                                                                        566.134     1.01

HEALTH CARE EQUIPMENT & SERVICES
HEALTH CARE EQUIPMENT & SUPPLIES - 0.68%
Applera Corp. - Applied Biosystems Group                                5,170,500       203.046      .36
Becton, Dickinson and Co.                                               1,500,000        49.725      .09
Guidant Corp. /1/                                                       2,658,200       132.378      .23
HEALTH CARE PROVIDERS & SERVICES - 0.76%
Aetna Inc.                                                              5,000,000       164.950      .30
Cardinal Health, Inc.                                                   1,050,000        67.893      .12
HCA Inc. (formerly HCA - The Healthcare Co.)                            5,000,000       192.700      .34
                                                                                        810.692     1.44

PHARMACEUTICALS & BIOTECHNOLOGY
PHARMACEUTICALS - 8.94%
Abbott Laboratories                                                     3,000,000       167.250      .30
American Home Products Corp.                                            3,200,000       196.352      .35
AstraZeneca PLC                                                        13,910,900       634.430
AstraZeneca PLC (ADR)                                                     199,000         9.273     1.14
AstraZeneca PLC                                                                            .000
Bristol-Myers Squibb Co.                                                5,557,600       283.438      .50
Eli Lilly and Co.                                                      13,647,300     1,071.859     1.90
Johnson & Johnson                                                       3,420,200       202.134      .36
Merck & Co., Inc.                                                       4,100,000       241.080      .43
Novartis AG                                                             1,366,000        49.388
Novartis AG (ADR)                                                       1,121,556        40.937      .16
Pfizer Inc                                                             24,150,000       962.377     1.71
Pharmacia Corp.                                                        23,800,000     1,015.070     1.80
Schering-Plough Corp.                                                   4,500,000       161.145      .29
                                                                                      5,034.733     8.94

BANKS
BANKS - 3.64%
Bank of America Corp.                                                  11,484,240       722.933     1.28
BANK ONE CORP.                                                          7,235,000       282.527      .50
Comerica Inc.                                                             750,000        42.975      .08
National City Corp.                                                     3,455,200       101.030      .18
Sumitomo Mitsui Banking Corp.                                           7,500,000        31.661      .06
Toronto-Dominion Bank                                                   4,848,900       125.074      .22
Wachovia Corp. (formed by the merger of                                 2,010,000        63.034      .11
 Wachovia Corp. and First Union Corp.)
Washington Mutual, Inc.                                                 9,010,200       294.634      .52
Wells Fargo & Co.                                                       8,908,200       387.061      .69
                                                                                      2,050.929     3.64

DIVERSIFIED FINANCIALS
DIVERSIFIED FINANCIALS - 5.26%
Fannie Mae                                                             17,500,000     1,391.250     2.47
Freddie Mac                                                             2,400,000       156.960      .28
Household International, Inc.                                           8,000,000       463.520      .82
J.P. Morgan Chase & Co.                                                15,150,000       550.703      .98
Moody's Corp.                                                           1,748,700        69.703      .12
Providian Financial Corp.                                               1,400,000         4.970      .01
USA Education Inc.                                                      3,882,000       326.166      .58
                                                                                      2,963.272     5.26

INSURANCE
INSURANCE - 4.01%
Allstate Corp.                                                         12,250,000       412.825      .73
American International Group, Inc.                                      9,163,900       727.614     1.29
 (merged with American General Corp.)
Aon Corp.                                                               1,050,000        37.296      .07
Berkshire Hathaway Inc., Class A  /1/                                       2,900       219.240      .39
Chubb Corp.                                                               648,200        44.726      .08
Hartford Financial Services Group, Inc.                                 3,400,000       213.622      .38
Jefferson-Pilot Corp.                                                   3,300,000       152.691      .27
Lincoln National Corp.                                                  1,800,000        87.426      .16
Marsh & McLennan Companies, Inc.                                          882,200        94.792      .17
SAFECO Corp.                                                            3,000,000        93.450      .17
St. Paul Companies, Inc.                                                3,900,000       171.483      .30
                                                                                      2,255.165     4.01

SOFTWARE & SERVICES
IT CONSULTING & SERVICES - 0.60%
Computer Sciences Corp.  /1/                                            4,180,000       204.736      .36
Electronic Data Systems Corp.                                           1,950,000       133.673      .24
SOFTWARE - 0.94%
Microsoft Corp.  /1/                                                    7,597,300       503.321      .90
Oracle Corp.  /1/                                                       1,600,000        22.096      .04
                                                                                        863.826     1.54

TECHNOLOGY HARDWARE & EQUIPMENT
COMMUNICATIONS EQUIPMENT - 1.91%
Cisco Systems, Inc.  /1/                                               16,622,400       301.032      .54
Corning Inc.                                                           13,376,000       119.314      .21
Lucent Technologies Inc.  /1/                                           4,300,000        27.047      .05
Motorola, Inc.                                                          5,500,000        82.610
Motorola, Inc., 7.00% convertible preferred                               300,000        14.022      .17
 2004, units
Nokia Corp., Class A (ADR)                                             15,170,000       372.120      .66
Telefonaktiebolaget LM Ericsson, Class B (ADR)                         30,000,000       156.600      .28
COMPUTERS & PERIPHERALS - 2.63%
Compaq Computer Corp.                                                  13,000,000       126.880      .22
Dell Computer Corp.  /1/                                                2,716,450        73.833      .13
EMC Corp.  /1/                                                          6,267,300        84.233      .15
Fujitsu Ltd.                                                            2,250,000        16.327      .03
Hewlett-Packard Co.                                                    17,381,400       357.014      .63
International Business Machines Corp.                                   5,900,000       713.664     1.27
Sun Microsystems, Inc.  /1/                                             8,990,000       110.577      .20
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.11%
Agilent Technologies, Inc.  /1/                                         2,939,080        83.793
Agilent Technologies, Inc. 3.00% convertible                            4,445,000         4.984      .16
 debentures 2021 /2/ /3/
Hitachi, Ltd.                                                           8,500,000        62.067      .11
Sanmina-SCI Corp.  /1/                                                  4,600,000        91.540      .16
Solectron Corp.  /1/                                                   14,868,800       167.720
Solectron Corp. 7.25% convertible preferred                             3,240,000        92.826      .47
 2004, units  /1/
Thermo Electron Corp.  /1/                                              5,000,000       119.300      .21
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.34%
Altera Corp. /1/                                                       10,300,000       218.566      .39
Intel Corp.                                                             5,640,000       177.378      .32
Linear Technology Corp.                                                 3,350,000       130.784      .23
LSI Logic Corp.  /1/                                                    2,300,000        36.294      .06
Maxim Integrated Products, Inc.  /1/                                    3,580,900       188.033      .33
Micron Technology, Inc.  /1/                                            3,900,000       120.900      .22
PMC-Sierra, Inc.  /1/                                                   2,600,000        55.276      .10
Taiwan Semiconductor Manufacturing Co. Ltd. /1/                        67,000,000       167.980      .30
Texas Instruments Inc.                                                 22,360,000       626.080     1.11
Xilinx, Inc.  /1/                                                       4,100,000       160.105      .28
                                                                                      5,058.899     8.99

TELECOMMUNICATION SERVICES
DIVERSIFIED TELECOMMUNICATION SERVICES - 3.72%
ALLTEL Corp.                                                            5,740,400       354.355      .63
AT&T Corp.                                                             45,608,600       827.340     1.47
Deutsche Telekom AG                                                     3,100,000        53.537      .09
SBC Communications Inc.                                                 8,591,100       336.513      .60
Sprint FON Group                                                        9,859,300       197.975      .35
Telefonos de Mexico, SA de CV, Class L (ADR)                            3,000,000       105.060      .19
Verizon Communications Inc.                                             2,000,000        94.920      .17
WorldCom, Inc. - WorldCom Group  /1/                                    9,005,000       126.790      .22
WIRELESS TELECOMMUNICATION SERVICES - 0.62%
America Movil SA de CV, Series L (ADR)                                  1,800,000        35.064      .06
AT&T Wireless Services, Inc. /1/                                        4,769,700        68.541      .12
Vodafone Group PLC (ADR)                                                9,500,000       243.960      .44
                                                                                      2,444.055     4.34

UTILITIES
ELECTRIC UTILITIES - 1.95%
American Electric Power Co., Inc.                                       3,350,000       145.826      .26
Consolidated Edison, Inc.                                                 166,900         6.736      .01
Dominion Resources, Inc.                                                3,381,912       203.253      .36
Duke Energy Corp.                                                       2,986,500       117.250      .21
Edison International  /1/                                              11,000,000       166.100      .29
FPL Group, Inc.                                                         1,000,000        56.400      .10
Pinnacle West Capital Corp.                                             2,000,000        83.700      .15
Southern Co.                                                            4,386,500       111.198      .20
TXU Corp.                                                               4,400,000       207.460      .37
MULTI-UTILITIES - 0.37%
Williams Companies, Inc.                                                8,041,900       205.229      .37
                                                                                      1,303.152     2.32

MISCELLANEOUS - 1.11%
Other equity securities in initial period                                               626.010     1.11
 of acquisition


TOTAL EQUITY SECURITIES:                                                             45,832.290    81.43
 (cost: $31,704.360 million)




                                                                       Principal        Market  Percent
                                                                          Amount         Value   of Net
Short-Term Securities                                                 (Millions)    (Millions)   Assets

U.S. Treasuries & Other Federal Agencies - 3.93%
Fannie Mae 1.70%-3.455% due 1/3-6/6/2002                            2,157,515,000     2,148.584     3.82
Federal Farm Credit Bank 1.70%-2.21%                                  209,000,000       207.883      .37
 due 3/18-5/13/2002
Federal Home Loan Banks 1.66%-2.33% due                             1,474,260,000     1,468.009     2.61
  1/11-6/13/2002
Freddie Mac 1.68%-3.60% due 1/2-6/5/2002                            2,380,834,000     2,371.672     4.21
Sallie Mae 1.882%-1.902% due 2/21-4/18/2002 /3/                        75,000,000        75.000      .13
U.S. Treasury Bills 1.745%-3.09% due                                1,575,000,000     1,567.898     2.79
 1/17-5/30/2002

Corporate Short-Term Notes - 4.42%
AIG Funding, Inc. 1.75%-1.98% due 1/11-2/1/2002                       100,000,000        99.866      .18
American Express Credit Corp. 1.80%-2.00%                             100,000,000        99.836      .18
 due 1/18-2/25/2002
Anheuser-Busch Cos., Inc. 1.72% due                                    40,000,000        39.966      .07
 1/18/2002  /2/
Archer Daniels Midland Co. 1.79% due                                   50,000,000        49.844      .09
 3/5/2002  /2/
Bank of America Corp. 1.75%-1.76% due                                 100,000,000        99.859      .18
 1/28-1/30/2002
BellSouth Corp. 2.00%-2.22% due                                       125,000,000       124.688      .22
 1/22-2/19/2002  /2/
ChevronTexaco Corp. 1.78%-1.81% due                                   100,000,000        99.737      .18
 2/4-3/12/2002
Citicorp 1.85% due 1/22/2002                                           50,000,000        49.943      .09
Coca-Cola Co. 1.875%-1.90% due 1/14-2/1/2002                          125,000,000       124.882      .22
Colgate-Palmolive Co. 1.72% due 1/25/2002 /2/                          50,000,000        49.940      .09
Electronic Data Systems Corp. 2.00% due                                25,000,000        24.929      .04
 2/20/2002  /2/
Gannett Co., Inc. 1.75% due 1/16-1/23/2002 /2/                        125,000,000       124.890      .22
General Electric Capital Corp. 1.91%-2.06%                            150,000,000       149.550      .26
 due 2/4-3/11/2002
Gillette Co. 1.96% due 1/22/2002 /2/                                   50,000,000        49.940      .09
Household Finance Corp. 2.07%-2.09% due                               100,000,000        99.765      .18
 2/7-2/12/2002
J.P. Morgan Chase & Co. 1.87%-2.02% due                               150,000,000       149.724      .27
 1/15-2/20/2002
Kimberly-Clark Corp. 2.02% due                                         50,000,000        49.956      .09
 1/14-1/17/2002 /2/
Knight-Ridder Inc. 1.87% due 2/5/2002  /2/                             50,000,000        49.906      .09
Kraft Foods Inc. 1.72%-1.78% due 1/29-2/6/2002                        100,000,000        99.840      .18
Merck & Co., Inc. 1.85%-2.25% due 1/31-4/9/2002                       150,000,000       149.377      .26
Minnesota Mining and Manufacturing Co.                                 55,000,000        54.840      .10
 1.76%-1.98% due 1/23-3/20/2002
Pfizer Inc 2.00%-2.10% due 1/22-1/25/2002 /2/                         125,000,000       124.835      .22
Procter & Gamble Co. 2.15% due 1/8-1/18/2002                           75,000,000        74.949      .13
SBC Communications Inc. 2.07%-2.38% due                               125,000,000       124.752      .22
 1/7-2/28/2002  /2/
Tribune Co. 2.07%-2.12% due 1/23-1/29/2002 /2/                         50,000,000        49.922      .09
Verizon Global Funding Corp. 1.78%-2.32%                              124,500,000       124.371      .22
 due 1/9-2/7/2002  /2/
Wells Fargo & Co. 1.79%-2.08% due                                     150,000,000       149.707      .26
 1/25-3/22/2002

Non-U.S. Currency - 0.01%
Taiwanese Dollar                                                      275,100,000         7.883      .01



TOTAL SHORT-TERM SECURITIES:                                                         10,336.743    18.36
 (cost: $10,333.603 million)


TOTAL INVESTMENT SECURITIES:                                                         56,169.033    99.79
 (cost: $42,037.963 million)
Excess of cash and receivables over payables                                            118.379      .21

NET ASSETS                                                                          $56,287.412  100.00%

/1/ Non-income-producing security.
/2/ Purchased in a private placement
 transaction; resale may be limited to
 qualified institutional buyers; resale to public may require registration.
/3/ Coupon rate may change periodically.

ADR = American Depositary Receipts

See Notes to Financial Statements

Equity securities appearing in the portfolio since June 30, 2001

AT&T Wireless Services
British Airways
Canadian Pacific Railway
Carnival
Comcast
ConAgra Foods
Edison International
EMC
Fuji Photo Film
Johnson & Johnson
J.P. Morgan Chase
Kohl's
LSI Logic
Maxim Intergrated Products
PanCanadian Energy
PMC-Sierra
Rohm and Haas
Sanmina-SCI
Solectron
Southwest Airlines
Sumitomo Mitsui Banking
Sun Microsystems
Taiwan Semiconductor Manufacturing
Telefonos de Mexico
Tyco International
Xilinx


Equity securities eliminated from the portfolio since June 30, 2001

Canadian Pacific
Computer Associates International
Dana
First Data
FleetBoston Financial
General Electric
Lloyds TSB Group
MBNA
Qwest Communications International
Sprint PCS
U.S. Bancorp
Walt Disney


THE INVESTMENT COMPANY OF AMERICA
Financial statements

Statement of assets and liabilities
at December 31, 2001                                                      (dollars in  millions)

Assets:
 Investment securities at market
  (cost: $31,704.360)                                                                         $45,832.290
 Short-term securites at market
  (cost: $10,333.603)                                                                          10,336.743
 Cash                                                                                                .620
 Receivables for -
  Sales of investments                                                        $37.504
  Sales of fund's shares                                                      124.267
  Dividends and interest                                                       68.259
  Other                                                                          .007             230.037
                                                                                               56,399.690
Liabilities:
 Payables for -
  Purchases of investments                                                     18.569
  Repurchases of fund's shares                                                 66.354
  Management services                                                          11.375
  Other expenses                                                               15.980             112.278
Net assets at December 31, 2001                                                               $56,287.412

 Class A shares, $.001 par value
(authorized capital stock - 2,500,000,000 shares):
  Net assets                                                                                  $54,315.348
  Shares outstanding                                                                        1,903,527,880
  Net asset value per share                                                                        $28.53
 Class B shares, $.001 par value
(authorized capital stock - 1,250,000,000 shares):
  Net assets                                                                                   $1,301.988
  Shares outstanding                                                                           45,738,160
  Net asset value per share                                                                        $28.47
 Class C shares, $.001 par value
(authorized capital stock - 250,000,000 shares):
  Net assets                                                                                     $480.197
  Shares outstanding                                                                           16,887,430
  Net asset value per share                                                                        $28.44
 Class F shares, $.001 par value
(authorized capital stock - 250,000,000 shares):
  Net assets                                                                                     $189.879
  Shares outstanding                                                                            6,658,110
  Net asset value per share                                                                        $28.52




Statement of operations
for the year ended December 31, 2001                                      (dollars in  millions)
Investment income:
 Income:
  Dividends                                                                  $701.201
  Interest                                                                    442.960          $1,144.161

 Expenses:
  Management services fee                                                     134.899
  Distribution expenses - Class A                                             126.552
  Distribution expenses - Class B                                               8.451
  Distribution expenses - Class C                                               1.752
  Distribution expenses - Class F                                                .156
  Transfer agent fee - Class A                                                 38.077
  Transfer agent fee - Class B                                                   .690
  Administrative services fees - Class C                                         .444
  Administrative services fees - Class F                                         .127
  Reports to shareholders                                                       1.291
  Registration statement and prospectus                                         1.638
  Postage, stationery and supplies                                              7.578
  Directors' and Advisory Board fees                                             .622
  Auditing and legal fees                                                        .126
  Custodian fee                                                                 1.299
  Taxes other than federal income tax                                            .606
  Other expenses                                                                 .289             324.597
 Net investment income                                                                            819.564

Realized gain and unrealized
 depreciation on investments:
 Net realized gain                                                                                972.412
 Net unrealized depreciation on investments                                                    (4,453.803)
  Net realized gain and
   unrealized depreciation
   on investments                                                                              (3,481.391)
 Net decrease in net assets resulting
  from operations                                                                             $(2,661.827)









Statement of changes in net assets                                        (dollars in  millions)


                                                                           Year ended         December 31
                                                                                  2001                2000
Operations:
 Net investment income                                                       $819.564            $974.541
 Net realized gain on investments                                             972.412           3,698.090
 Net unrealized depreciation
  on investments                                                           (4,453.803)         (2,579.409)
  Net (decrease) increase in net assets
   resulting from operations                                               (2,661.827)          2,093.222

Dividends and distributions paid to
 shareholders:
 Dividends from net investment income:
  Class A                                                                    (959.826)           (892.064)
  Class B                                                                      (9.501)             (2.107)
  Class C                                                                      (2.076)                  -
  Class F                                                                      (1.230)                  -
 Distributions from net realized gain on investments:
  Class A                                                                  (1,089.756)         (3,563.960)
  Class B                                                                     (19.552)            (21.064)
  Class C                                                                      (5.375)                  -
  Class F                                                                      (2.044)                  -
   Total dividends and distributions                                       (2,089.360)         (4,479.195)

Capital share transactions:
 Proceeds from shares sold                                                  8,211.709           6,216.625
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain on investments                         1,922.084            4,130.694
 Cost of shares repurchased                                                (5,746.063)         (7,405.706)
  Net increase in net assets resulting
   from capital share transactions                                          4,387.730           2,941.613
 Total (decrease) increase in net assets                                     (363.457)            555.640

Net assets:
 Beginning of year                                                         56,650.869          56,095.229
 End of year (including
  undistributed net investment
  income: $224.805 and $377.915,
  respectively)                                                           $56,287.412         $56,650.869



See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Investment Company of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company ("mutual fund"). The fund seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.

The fund offers four classes of shares as described below:

Class A shares are sold with an initial sales charge of up to 5.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or a contingent deferred sales charge.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and certain other expenses ("class-specific expenses"). Differences in class-specific expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded (as determined by the investment adviser), as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities denominated in non-U.S. currencies are translated daily into U.S. dollars at the current exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The increase or decrease in the U.S. dollar value of assets and liabilities resulting from changes in currency exchange rates is combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from securities transactions are determined based on the specific identified cost of the securities. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

CLASS ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of any non-U.S. taxes paid. For the year ended December 31, 2001, non-U.S. taxes paid were $11,088,000.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to mutual funds and intends to distribute all of its net taxable income and net capital gains each year. A mutual fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis. Income and gains computed on a tax basis may differ from amounts reported in the accompanying financial statements. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of December 31, 2001, the cost of investment securities for federal income tax reporting purposes was $42,031,519,000, or $6,444,000 less than the cost reported in the accompanying financial statements. Net unrealized appreciation on investments aggregated $14,137,514,000; $15,844,283,000 related to appreciated securities and $1,706,769,000 related to depreciated securities. The net taxable gains for the year ended December 31, 2001 of $975,331,000 exceed the amount recorded for financial reporting purposes by $2,919,000, primarily due to a lower tax basis than book basis for certain securities sold during the year.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

AFFILIATED COMPANIES, OFFICERS AND DIRECTORS - The Capital Group Companies, Inc. is the parent company of Capital Research and Management Company ("CRMC"), the fund's investment adviser. CRMC is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares. Officers and certain Directors of the fund are affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

INVESTMENT ADVISORY FEE - The fee of $134,899,000 for management services was incurred pursuant to an agreement with CRMC.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.390% per annum of the first $1 billion of month-end net assets decreasing to 0.222% of such assets in excess of $71 billion. For the year ended December 31, 2001, the management services fee was equivalent to an annualized rate of 0.242% of average month-end net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses, based on average daily net assets, of up to 0.25% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund but only to the extent that the overall 0.25% annual expense limit for Class A shares is not exceeded. For the year ended December 31, 2001, total distribution expenses were $126,552,000, equivalent to an annualized rate of 0.23% of average daily net assets attributable to Class A shares.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any deferred sales charges applicable to the shares sold) in order to finance the payment of dealer commissions. For the year ended December 31, 2001, total distribution expenses were $8,451,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Directors has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the year ended December 31, 2001, total distribution expenses were $1,752,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Directors has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the year ended December 31, 2001, total distribution expenses were $156,000, equivalent to an annualized rate of 0.25% of average daily net assets attributable to Class F shares.

As of December 31, 2001, total distribution expenses payable to AFD for all share classes were $10,697,000.

AFD received $25,295,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the year ended December 31, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying financial statements.

TRANSFER AGENT FEE - A fee of $38,767,000 was incurred during the year ended December 31, 2001, pursuant to an agreement with AFS. As of December 31, 2001, total transfer agent fees payable to AFS for Class A and Class B shares were $3,375,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the year ended December 31, 2001, total fees under the agreement were $571,000. As of December 31, 2001, total administrative services fees payable to CRMC for Class C and Class F shares were $133,000.

DEFERRED DIRECTORS' AND ADVISORY BOARD FEES - Since the adoption of the deferred compensation plan in 1993, Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds.
These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of December 31, 2001, the cumulative amount of these liabilities was $1,667,000. Directors' and Advisory Board fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

5. WARRANTS

As of December 31, 2001, the fund had warrants outstanding which may be exercised at any time for the purchase of 822,026 Class A shares at approximately $5.24 per share. If such warrants had been exercised as of December 31, 2001, the net asset value of Class A shares would have been reduced by $0.01 per share.

6. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES
The fund made purchases and sales of investment securities, excluding short-term securities, of $13,517,116,000 and $10,012,190,000, respectively, during the year ended December 31, 2001.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held with the custodian bank. For the year ended December 31, 2001, the custodian fee of $1,299,000 includes interest calculated in the amount of $177,000.

As of December 31, 2001, reclassifications of certain amounts reported in the accompanying financial statements were made to conform to tax accounting methods as follows: undistributed net investment income of $41,000 was reclassified to undistributed net realized gains; undistributed net realized gains of $92,162,000 were reclassified to additional paid-in capital.

As of December 31, 2001, net assets consisted of the following:

Net Assets

                                                                   (dollars in millions)
Capital paid in on shares of capital stock                                      $41,709.555
Undistributed net investment income                                                 224.805
Undistributed net realized gain                                                     222.064
Net unrealized appreciation                                                      14,130.988
Net assets                                                                      $56,287.412

Capital share transactions in the fund were as follows:

                                                                           Year ended        Year ended
                                                                         December 31,      December 31,
                                                                                  2001              2001
                                                                    Amount (millions)            Shares
Class A Shares:
  Sold                                                                     $6,534.080       221,910,009
  Reinvestment of dividends and distributions                               1,884.217        64,924,874
  Repurchased                                                              (5,639.751)     (192,783,453)
   Net increase in Class A                                                  2,778.546        94,051,430
Class B Shares: /1/
  Sold                                                                        976.698        33,294,441
  Reinvestment of dividends and distributions                                  28.010           977,859
  Repurchased                                                                 (76.876)       (2,684,670)
   Net increase in Class B                                                    927.832        31,587,630
Class C Shares: /2/
  Sold                                                                        501.953        17,316,730
  Reinvestment of dividends and distributions                                   7.161           253,884
  Repurchased                                                                 (19.333)         (683,184)
   Net increase in Class C                                                    489.781        16,887,430
Class F Shares: /2/
  Sold                                                                        198.978         6,922,247
  Reinvestment of dividends and distributions                                   2.696            95,329
  Repurchased                                                                 (10.103)         (359,466)
   Net increase in Class F                                                    191.571         6,658,110
Total net increase in fund                                                 $4,387.730       149,184,600





                                                                           Year ended        Year ended
                                                                         December 31,      December 31,
                                                                                  2000
                                                                    Amount (millions)            Shares
Class A Shares:
  Sold                                                                     $5,769.801       178,847,762
  Reinvestment of dividends and distributions                               4,108.241       132,121,263
  Repurchased                                                              (7,394.906)     (229,525,161)
   Net increase in Class A                                                  2,483.136        81,443,864
Class B Shares: /1/
  Sold                                                                        446.824        13,755,990
  Reinvestment of dividends and distributions                                  22.453           730,425
  Repurchased                                                                 (10.800)         (335,885)
   Net increase in Class B                                                    458.477        14,150,530
Class C Shares: /2/
  Sold                                                                            -                 -
  Reinvestment of dividends and distributions                                     -                 -
  Repurchased                                                                     -                 -
   Net increase in Class C                                                        -                 -
Class F Shares: /2/
  Sold                                                                            -                 -
  Reinvestment of dividends and distributions                                     -                 -
  Repurchased                                                                     -                 -
   Net increase in Class F                                                        -                 -
Total net increase in fund                                                 $2,941.613        95,594,394


/1/ Class B shares were not offered
 before March 15, 2000.
/2/ Class C and Class F shares were not
 offered before March 15, 2001.

Per-share data and ratios

                                                                    Class A         Class A         Class A

                                                                 Year ended      Year ended      Year ended
                                                               December 31,    December 31,    December 31,
                                                                        2001            2000            1999
Net asset value, beginning of year                                   $31.07          $32.46          $31.07

 Income from investment operations:
  Net investment income                                             .44 /1/         .56 /1/             .49

  Net (losses) gains on securities (both                         (1.87) /1/         .65 /1/             4.45
 realized and unrealized)

   Total from investment operations                                   (1.43)           1.21            4.94

 Less distributions:
  Dividends (from net investment income)                               (.52)           (.52)           (.51)

  Distributions (from capital gains)                                   (.59)          (2.08)          (3.04)

   Total distributions                                                (1.11)          (2.60)          (3.55)

Net asset value, end of year                                         $28.53          $31.07          $32.46

Total return /2/                                                     (4.59)%           3.84%          16.55%

Ratios/supplemental data:

 Net assets, end of year (in millions)                              $54,315         $56,212         $56,095

 Ratio of expenses to average net assets                                .57%            .56%            .55%

 Ratio of net income to average net assets                             1.49%           1.74%           1.54%




                                                                    Class A         Class A

                                                                 Year ended      Year ended
                                                               December 31,    December 31,
                                                                        1998            1997
Net asset value, beginning of year                                   $28.25          $24.23

 Income from investment operations:
  Net investment income                                                 0.48            0.51

  Net (losses) gains on securities (both                                5.79            6.61
 realized and unrealized)

   Total from investment operations                                    6.27            7.12

 Less distributions:
  Dividends (from net investment income)                               (.51)           (.50)

  Distributions (from capital gains)                                  (2.94)          (2.60)

   Total distributions                                                (3.45)          (3.10)

Net asset value, end of year                                         $31.07          $28.25

Total return /2/                                                      22.93%          29.81%

Ratios/supplemental data:

 Net assets, end of year (in millions)                              $48,498         $39,718

 Ratio of expenses to average net assets                                .55%            .56%

 Ratio of net income to average net assets                             1.65%           1.90%



                                                                    Class B         Class B

                                                                 Year ended     March 15 to
                                                               December 31,    December 31,
                                                                       2001        2000 /3/
Net asset value, beginning of period                                 $31.01          $31.13

 Income from investment operations: /1/
  Net investment income                                                 .19             .26

  Net (losses) gains on securities (both                              (1.83)           1.55
realized and unrealized)

   Total from investment operations                                   (1.64)           1.81

 Less distributions:
  Dividends (from net investment income)                               (.31)           (.25)

  Distributions (from capital gains)                                   (.59)          (1.68)

   Total distributions                                                 (.90)          (1.93)

Net asset value, end of period                                       $28.47          $31.01

Total return /2/                                                     (5.30)%           5.87%

Ratios/supplemental data:

 Net assets, end of period (in millions)                             $1,302            $439

 Ratio of expenses to average net assets                               1.35%       1.34%/4/

 Ratio of net income to average net assets                              .66%       1.06%/4/



                                                                    Class C         Class F

                                                                March 15 to     March 15 to
                                                               December 31,    December 31,
                                                                   2001 /3/        2001 /3/
Net asset value, beginning of period                                 $29.05          $29.10

 Income from investment operations: /1/
  Net investment income                                                 .09             .27

  Net (losses) gains on securities (both                               (.14)           (.13)
realized and unrealized)

   Total from investment operations                                    (.05)            .14

 Less distributions:
  Dividends (from net investment income)                               (.21)           (.37)

  Distributions (from capital gains)                                   (.35)           (.35)

   Total distributions                                                 (.56)           (.72)

Net asset value, end of period                                       $28.44          $28.52

Total return /2/                                                      (.19)%            .48%

Ratios/supplemental data:

 Net assets, end of period (in millions)                               $480            $190

 Ratio of expenses to average net assets                           1.52%/4/         .72%/4/

 Ratio of net income to average net assets                          .38%/4/        1.17%/4/



Supplemental data - all classes

                                                                 Year ended      Year ended      Year ended
                                                               December 31,    December 31,    December 31,
                                                                        2001            2000            1999
Portfolio turnover rate                                               22.06%          25.36%          27.85%




Supplemental data - all classes

                                                                 Year ended      Year ended
                                                               December 31,    December 31,
                                                                        1998            1997
Portfolio turnover rate                                               24.28%          26.02%


/1/ Based on average shares outstanding.
/2/ Total returns exclude all sales charges,
               including contingent deferred sales charges.
/3/ Based on operations for the period shown and, accordingly, not representative of a full year (unless otherwise noted).
/4/ Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE INVESTMENT COMPANY OF
AMERICA:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of The Investment Company of America (the "Fund") at December 31, 2001, the results of its operations, the changes in its net assets and the per-share data and ratios for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001, by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California

January 31, 2002


TAX INFORMATION (UNAUDITED)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended December 31, 2001, the fund paid a long-term capital gain distribution of $1,116,727,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 76% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 3% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.


SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WAS MAILED IN JANUARY 2002 TO DETERMINE THE AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.